UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08188

AB HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2015

Date of reporting period: April 30, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

APR    04.30.15

SEMI-ANNUAL REPORT

AB HIGH INCOME FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

June 9, 2015

Semi-Annual Report

This report provides management’s discussion of fund performance for AB High Income Fund (the “Fund”) for the semi-annual reporting period ended April 30, 2015. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein High Income Fund to AB High Income Fund.

Investment Objectives and Policies

The Fund’s investment objective is to seek to maximize total returns from price appreciation and income. The Fund pursues income opportunities from government, corporate, emerging market and high-yield sources. It has the flexibility to invest in a broad range of fixed-income securities in both developed and emerging market countries. The Fund’s investments may include U.S. and non-U.S. corporate debt securities and sovereign debt securities. The Fund may invest, without limitation, in either U.S. dollar-denominated or non-U.S. dollar-denominated fixed-income securities.

AllianceBernstein L.P. (the “Adviser”) selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest in debt securities with a range of maturities from short- to long-term. Substantially all of the

Fund’s assets may be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments—i.e., rated C by Moody’s Investors Service (“Moody’s) or CCC+ or lower by Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings (“Fitch”)—and unrated securities of equivalent investment quality. The Fund also may invest in investment grade securities and unrated securities.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund may also make short sales of securities or maintain a short position. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements.

Investment Results

The table on page 7 shows the Fund’s performance compared with its blended benchmark, which is composed of equal weightings of the J.P. Morgan Emerging Markets Bond Index Global (“JPM EMBI Global”), the J.P. Morgan Government Bond Index-Emerging Markets (“JPM GBI-EM”) (local currency-denominated) and the Barclays U.S. Corporate High Yield (“HY”) 2% Issuer Capped Index

AB HIGH INCOME FUND •	1

for the six- and 12-month periods ended April 30, 2015. Individual performance for each of these indices is also included for both time periods. The Fund is also compared to its broad-based benchmark, the JPM EMBI Global, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities.

All share classes of the Fund outperformed the blended benchmark for both periods. Currency positioning contributed to returns during both periods relative to the benchmark, specifically an overweight to the U.S. dollar, and underweights to the Brazilian real, Mexican peso and Australian dollar. Sector positioning contributed to performance for both periods; an underweight to emerging-market sovereigns and an overweight to emerging-market corporates also contributed. Allocations to collateralized mortgage obligations and commercial mortgage-backed securities contributed for both periods, while security selection within consumer goods detracted from performance. Security selection within communication-media contributed. Yield curve positioning detracted from performance for both periods, particularly an underweight to the long end of the U.S. yield curve.

The Fund utilized derivatives including currency forwards, written options and credit default swaps were utilized for hedging and investment purposes, which added to returns for both periods, in absolute terms. Purchased options for hedging and investment purposes had an immaterial impact for the six-month period, and detracted for the 12-month period; interest rate swaps for hedging purposes detracted for both periods; and total return swaps for investment purposes had an immaterial impact for both periods.

Market Review and Investment Strategy

Bond markets were volatile during the six- and 12-month periods ended April 30, 2015, as growth trends and monetary policies in the world’s biggest economies headed in different directions. Despite the best efforts of policymakers, inflation continued to fall throughout the developed world, reaching especially worrisome levels in Europe and Japan. In the fourth quarter of 2014, a sharp decline in oil prices put pressure on credit and emerging market debt, complicating efforts to boost inflation in Europe and Japan. Oil prices stabilized later in the first quarter of 2015 but remain well below where they were a year ago.

These dynamics helped push developed market government bond yields lower; even the 10-year U.S. Treasury yield approached a two-year low, despite expectations that the U.S. Federal Reserve would begin raising official rates later this year. In other markets, including many in Europe where the European Central Bank has implemented its quantitative easing program, some yields were in negative territory. However, global 10-year maturity yields started to rise in April 2015. After struggling late in 2014, credit markets rebounded modestly in

2	• AB HIGH INCOME FUND

the first quarter of 2015, and most credit sectors outperformed government debt.

Credit fundamentals remain generally solid, and the Global Fixed Income Investment Team and Global Credit Investment Team (collectively, the “Teams”) continue to look for opportunities in periods of volatility, while emphasizing the importance of security selection. The Teams caution against the reach for yield, and remain selective in the Fund’s exposure to CCC-rated bonds. The Fund’s high yield holdings are well diversified at the country, sector and issuer levels.

AB HIGH INCOME FUND •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged JPM® EMBI Global, the JPM® GBI-EM and the Barclays U.S. Corporate HY 2% Issuer Capped Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The unmanaged JPM EMBI Global (market-capitalization weighted) represents the performance of U.S. dollar-denominated Brady bonds, Eurobonds, and trade loans issued by sovereign and quasi-sovereign entities. The JPM GBI-EM represents the performance of local currency government bonds issued by emerging markets. The Barclays U.S. Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the U.S. Corporate HY Index. The Barclays U.S. Corporate HY Index represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of government fiscal policy initiatives, including Federal Reserve actions, and market reaction to these initiatives. The current period of historically low rates is expected to end and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB HIGH INCOME FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

The Fund may invest in mortgage-backed and/or other asset-backed securities, including securities backed by mortgages and assets with an international or emerging markets origination and securities backed by non-performing loans at the time of investment. Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that, in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB HIGH INCOME FUND •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• AB HIGH INCOME FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB High Income Fund
Class A	0.90%	1.81%

Class B*	0.43%	0.96%

Class C	0.55%	1.08%

Advisor Class†	0.94%	2.11%

Class R†	0.73%	1.47%

Class K†	0.88%	1.91%

Class I†	1.08%	2.26%

Class Z†	1.09%	2.19%

Blended benchmark: 33% JPM EMBI Global / 33% JPM GBI-EM / 33% Barclays U.S. Corporate HY 2% Issuer Capped Index	-2.84%	-1.77%

JPM EMBI Global	0.70%	4.50%

JPM GBI-EM	-10.47%	-11.82%

Barclays U.S. Corporate HY 2% Issuer Capped Index	1.52%	2.59%

*    Effective January 31, 2009, Class B shares are no longer available for sale to new investors. Please see Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

AB HIGH INCOME FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			5.19%
1 Year	1.81%	-2.47%
5 Years	8.01%	7.08%
10 Years	9.65%	9.18%

Class B Shares			4.66%
1 Year	0.96%	-1.86%
5 Years	7.22%	7.22%
10 Years(a)	9.14%	9.14%

Class C Shares			4.66%
1 Year	1.08%	0.14%
5 Years	7.21%	7.21%
10 Years	8.80%	8.80%

Advisor Class Shares†			5.71%
1 Year	2.11%	2.11%
5 Years	8.33%	8.33%
Since Inception‡	9.55%	9.55%

Class R Shares†			5.04%
1 Year	1.47%	1.47%
5 Years	7.72%	7.72%
Since Inception‡	8.93%	8.93%

Class K Shares†			5.35%
1 Year	1.91%	1.91%
5 Years	8.08%	8.08%
Since Inception‡	9.27%	9.27%

Class I Shares†			5.75%
1 Year	2.26%	2.26%
5 Years	8.40%	8.40%
Since Inception‡	9.60%	9.60%

Class Z Shares†			5.77%
1 Year	2.19%	2.19%
Since Inception‡	5.67%	5.67%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.89%, 1.60%, 1.58%, 0.58%, 1.23%, 0.88%, 0.54% and 0.52% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2015.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed below.

‡	Inception dates: 1/28/2008 for Advisor Class, Class R, Class K and Class I shares; 10/15/2013 for Class Z shares.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

8	• AB HIGH INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-2.65%
5 Years	7.42%
10 Years	9.18%

Class B Shares
1 Year	-1.93%
5 Years	7.57%
10 Years(a)	9.13%

Class C Shares
1 Year	-0.14%
5 Years	7.52%
10 Years	8.79%

Advisor Class Shares†
1 Year	1.93%
5 Years	8.70%
Since Inception‡	9.52%

Class R Shares†
1 Year	1.29%
5 Years	8.06%
Since Inception‡	8.90%

Class K Shares†
1 Year	1.62%
5 Years	8.39%
Since Inception‡	9.23%

Class I Shares†
1 Year	1.97%
5 Years	8.74%
Since Inception‡	9.56%

Class Z Shares†
1 Year	2.01%
Since Inception‡	5.24%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed below.

‡	Inception dates: 1/28/2008 for Advisor Class, Class R, Class K and Class I shares; 10/15/2013 for Class Z shares.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

AB HIGH INCOME FUND •	9

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,009.00	$4.48	0.90%
Hypothetical**	$1,000	$1,020.33	$4.51	0.90%
Class B
Actual	$1,000	$1,004.30	$8.05	1.62%
Hypothetical**	$1,000	$1,016.76	$8.10	1.62%
Class C
Actual	$1,000	$1,005.50	$7.91	1.59%
Hypothetical**	$1,000	$1,016.91	$7.95	1.59%
Advisor Class
Actual	$1,000	$1,009.40	$2.99	0.60%
Hypothetical**	$1,000	$1,021.82	$3.01	0.60%
Class R
Actual	$1,000	$1,007.30	$6.27	1.26%
Hypothetical**	$1,000	$1,018.55	$6.31	1.26%
Class K
Actual	$1,000	$1,008.80	$4.73	0.95%
Hypothetical**	$1,000	$1,020.08	$4.76	0.95%
Class I
Actual	$1,000	$1,010.80	$2.64	0.53%
Hypothetical**	$1,000	$1,022.17	$2.66	0.53%
Class Z
Actual	$1,000	$1,010.90	$2.59	0.52%
Hypothetical**	$1,000	$1,022.22	$2.61	0.52%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10	• AB HIGH INCOME FUND

Expense Example

PORTFOLIO SUMMARY

April 30, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $6,904.0

*	All data are as of April 30, 2015. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represents 0.6% or less in the following security types: Agencies, Asset-Backed Securities, Emerging Markets – Treasuries, Governments – Sovereign Bonds, Inflation-Linked Securities, Investment Companies, Local Governments – Regional Bonds, Options Purchased – Call, Options Purchased – Put, Quasi-Sovereigns and Warrants.

AB HIGH INCOME FUND •	11

Portfolio Summary

PORTFOLIO SUMMARY

April 30, 2015 (unaudited)

*	All data are as of April 30, 2015. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.7% or less in the following countries: Argentina, Australia, Bahrain, Barbados, Belgium, Bulgaria, Cayman Islands, Chile, Colombia, Croatia, Denmark, El Salvador, Gabon, Ghana, Guatemala, Hong Kong, Hungary, India, Indonesia, Israel, Ivory Coast, Jamaica, Japan, Kazakhstan, Kenya, Lebanon, Macau, Morocco, New Zealand, Norway, Pakistan, Peru, Philippines, Portugal, Romania, Serbia, South Africa, Spain, Sri Lanka, Sweden, Switzerland, Trinidad & Tobago, Turkey, United Arab Emirates, Uruguay, Venezuela and Zambia.

12	• AB HIGH INCOME FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2015 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 57.0%
Industrial – 46.4%
Basic – 3.6%
AK Steel Corp. 7.625%, 5/15/20-10/01/21	U.S.$	4,471	$3,863,930
8.75%, 12/01/18		3,402	3,606,120
Aleris International, Inc. 7.625%, 2/15/18		10,193	10,524,272
7.875%, 11/01/20		5,595	5,778,180
ArcelorMittal 7.50%, 3/01/41		8,052	8,233,170
7.75%, 10/15/39		9,095	9,390,587
Arch Coal, Inc. 7.00%, 6/15/19		3,500	770,000
7.25%, 6/15/21		4,402	946,430
Ashland, Inc. 4.75%, 8/15/22		1,800	1,845,000
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding B 7.375%, 5/01/21(a)		3,053	3,312,505
Axiall Corp. 4.875%, 5/15/23		2,433	2,457,330
Cliffs Natural Resources, Inc. 7.75%, 3/31/20(a)		6,225	4,466,438
8.25%, 3/31/20(a)		6,486	6,364,387
Commercial Metals Co. 4.875%, 5/15/23		3,249	3,094,673
6.50%, 7/15/17		3,844	4,055,420
Consolidated Energy Finance SA 6.75%, 10/15/19(a)		11,794	12,029,880
Constellium NV 8.00%, 1/15/23(a)		8,418	9,080,917
Eagle Spinco, Inc. 4.625%, 2/15/21		584	591,300
Emeco Pty Ltd. 9.875%, 3/15/19(a)		9,097	7,277,600
FMG Resources August 206 Pty Ltd. 9.75%, 3/01/22(a)		1,561	1,608,806
Hexion, Inc. 8.875%, 2/01/18		1,166	1,039,198
Huntsman International LLC 8.625%, 3/15/21		1,746	1,850,760
Ineos Finance PLC 4.00%, 5/01/23(a)	EUR	5,160	5,728,724
INEOS Group Holdings SA 5.75%, 2/15/19(a)		1,266	1,455,289
5.875%, 2/15/19(a)(b)	U.S.$	6,881	6,967,012

AB HIGH INCOME FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

James River Coal Co. 7.875%, 4/01/19(c)	U.S.$	600	$60
JMC Steel Group, Inc. 8.25%, 3/15/18(a)(b)		2,760	2,303,910
Kerling PLC 10.625%, 2/01/17(a)	EUR	1,000	1,148,114
10.625%, 2/01/17(a)(b)		5,635	6,469,623
Lundin Mining Corp. 7.50%, 11/01/20(a)	U.S.$	10,980	11,530,098
7.875%, 11/01/22(a)		5,000	5,300,000
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(a)		24,303	6,136,508
Molycorp, Inc. 3.25%, 6/15/16(d)		2,229	211,755
10.00%, 6/01/20		2,931	1,454,509
Momentive Performance Materials, Inc. 3.88%, 10/24/21		13,331	11,931,245
8.875%, 10/15/20(e)(f)		13,331	– 0	–
Novacap International SAS 5.052%, 5/01/19(a)(g)	EUR	1,388	1,564,282
Novelis, Inc. 8.75%, 12/15/20	U.S.$	14,915	15,921,762
Peabody Energy Corp. 6.00%, 11/15/18		11,292	8,899,507
7.875%, 11/01/26		50	29,500
PQ Corp. 8.75%, 11/01/18(a)		8,961	9,308,239
Ryerson, Inc./Joseph T. Ryerson & Son, Inc. 9.00%, 10/15/17		10,340	10,528,188
11.25%, 10/15/18(b)		2,516	2,553,740
Smurfit Kappa Acquisitions 4.125%, 1/30/20(a)	EUR	268	331,392
4.875%, 9/15/18(a)	U.S.$	4,234	4,445,700
Smurfit Kappa Treasury Funding Ltd. 7.50%, 11/20/25		1,073	1,343,933
SPCM SA 6.00%, 1/15/22(a)		1,298	1,362,900
Steel Dynamics, Inc. 5.125%, 10/01/21(a)		1,007	1,029,658
6.125%, 8/15/19		800	854,000
6.375%, 8/15/22		4,749	5,093,303
Thompson Creek Metals Co., Inc. 7.375%, 6/01/18		9,836	8,508,140
9.75%, 12/01/17		5,506	5,768,086
TPC Group, Inc. 8.75%, 12/15/20(a)		7,540	7,200,700

			247,566,780

14	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 3.9%
Accudyne Industries Borrower/Accudyne Industries LLC 7.75%, 12/15/20(a)	U.S.$	3,293	$2,980,165
Aerojet Rocketdyne Holdings, Inc. 7.125%, 3/15/21		2,513	2,695,193
Apex Tool Group LLC 7.00%, 2/01/21(a)		7,065	6,694,087
Ardagh Finance Holdings SA 8.625%, 6/15/19(a)(b)		2,034	2,171,610
Ardagh Packaging Finance PLC 9.25%, 10/15/20(a)	EUR	2,758	3,305,856
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 6.00%, 6/30/21(a)(b)	U.S.$	15,575	15,808,625
Ashtead Capital, Inc. 5.625%, 10/01/24(a)		2,075	2,181,344
Berry Plastics Corp. 5.50%, 5/15/22		5,352	5,546,010
9.75%, 1/15/21		4,538	4,980,455
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Is 6.00%, 6/15/17(a)		3,009	3,046,612
Bombardier, Inc. 5.75%, 3/15/22(a)		4,685	4,439,037
6.00%, 10/15/22(a)(b)		6,375	5,992,500
6.125%, 1/15/23(a)		6,877	6,572,349
7.45%, 5/01/34(a)		1,640	1,549,800
7.50%, 3/15/25(a)		5,869	5,817,646
7.75%, 3/15/20(a)		2,558	2,704,701
Building Materials Corp. of America 6.75%, 5/01/21(a)		3,500	3,718,750
Clean Harbors, Inc. 5.125%, 6/01/21		3,417	3,485,340
5.25%, 8/01/20		800	824,000
CNH Industrial America LLC 7.25%, 1/15/16		997	1,026,910
CNH Industrial Capital LLC 3.25%, 2/01/17		1,425	1,425,000
EnerSys 5.00%, 4/30/23(a)		4,046	4,091,517
EnPro Industries, Inc. 5.875%, 9/15/22(a)		5,285	5,522,825
GCL Holdings SCA 9.375%, 4/15/18(a)	EUR	1,174	1,374,910
HD Supply, Inc. 7.50%, 7/15/20	U.S.$	10,438	11,194,755
11.50%, 7/15/20		1,700	1,989,000

AB HIGH INCOME FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Huntington Ingalls Industries, Inc. 7.125%, 3/15/21	U.S.$	1,287	$1,380,308
KLX, Inc. 5.875%, 12/01/22(a)		6,848	6,899,360
KraussMaffei Group GmbH 8.75%, 12/15/20(a)	EUR	605	741,916
Lafarge SA 7.125%, 7/15/36	U.S.$	2,640	3,445,200
Manitowoc Co., Inc. (The) 5.875%, 10/15/22		5,265	5,673,037
8.50%, 11/01/20		5,474	5,857,180
Masco Corp. 5.95%, 3/15/22		2,800	3,150,000
6.125%, 10/03/16		2,315	2,443,483
Milacron LLC/Mcron Finance Corp. 7.75%, 2/15/21(a)		3,458	3,596,320
Moog, Inc. 5.25%, 12/01/22(a)		2,097	2,170,395
Nortek, Inc. 8.50%, 4/15/21		6,025	6,507,000
Nuverra Environmental Solutions, Inc. 9.875%, 4/15/18(b)		4,824	3,524,897
Officine Maccaferri SpA 5.75%, 6/01/21(a)	EUR	5,504	6,195,617
Oshkosh Corp. 5.375%, 3/01/22	U.S.$	3,301	3,441,292
5.375%, 3/01/25(a)		2,487	2,580,263
Plastipak Holdings, Inc. 6.50%, 10/01/21(a)		6,079	6,230,975
Rexam PLC 6.75%, 6/29/67(a)	EUR	2,660	3,082,358
Rexel SA 5.25%, 6/15/20(a)	U.S.$	6,432	6,705,360
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 7.125%, 4/15/19		520	538,850
7.875%, 8/15/19		4,653	4,897,282
8.50%, 5/15/18		4,050	4,151,250
9.00%, 4/15/19		2,638	2,763,305
9.875%, 8/15/19		6,304	6,717,700
Sealed Air Corp. 4.875%, 12/01/22(a)		2,616	2,687,940
5.125%, 12/01/24(a)		2,617	2,728,223
6.875%, 7/15/33(a)		14,904	15,500,160
8.375%, 9/15/21(a)		1,193	1,345,108
SIG Combibloc Holdings SCA 7.75%, 2/15/23(a)	EUR	3,835	4,612,941

16	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SRA International, Inc. 11.00%, 10/01/19	U.S.$	2,284	$2,421,040
Summit Materials LLC/Summit Materials Finance Corp. 10.50%, 1/31/20		2,970	3,244,725
Terex Corp. 6.00%, 5/15/21		3,836	3,893,540
Textron Financial Corp. 6.00%, 2/15/67(a)		125	111,875
TransDigm, Inc. 6.00%, 7/15/22		7,000	7,043,750
6.50%, 7/15/24		12,991	13,183,916
United Rentals North America, Inc. 5.50%, 7/15/25		2,383	2,414,098
7.625%, 4/15/22		4,820	5,314,050

			268,333,711

Communications - Media – 5.9%
Acosta, Inc. 7.75%, 10/01/22(a)		3,630	3,711,675
Altice Financing SA 6.625%, 2/15/23(a)		6,383	6,590,447
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(a)	GBP	6,766	11,502,284
CCO Holdings LLC/CCO Holdings Capital Corp. 5.375%, 5/01/25(a)	U.S.$	732	719,190
5.75%, 1/15/24		1,639	1,659,488
5.875%, 5/01/27(a)		4,402	4,335,970
6.50%, 4/30/21		690	716,996
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125%, 12/15/21(a)		16,272	16,295,594
6.375%, 9/15/20(a)		5,197	5,476,339
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/22		2,230	2,335,925
Series A 7.625%, 3/15/20		885	924,825
Series B 6.50%, 11/15/22		6,270	6,630,525
7.625%, 3/15/20		7,016	7,384,340
Crown Media Holdings, Inc. 10.50%, 7/15/19		11,378	12,117,570
CSC Holdings LLC 5.25%, 6/01/24(a)		8,284	8,625,715
6.75%, 11/15/21		8,000	9,040,000
Cumulus Media Holdings, Inc. 7.75%, 5/01/19(b)		4,005	3,854,813

AB HIGH INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

DISH DBS Corp. 4.625%, 7/15/17	U.S.$	2,300	$2,368,713
5.875%, 11/15/24		9,232	9,093,520
6.75%, 6/01/21		1,500	1,588,245
7.125%, 2/01/16		625	646,875
7.875%, 9/01/19		520	586,950
Gannett Co., Inc. 4.875%, 9/15/21(a)		1,071	1,100,453
5.50%, 9/15/24(a)		1,480	1,539,200
6.375%, 10/15/23		12,434	13,459,805
Hughes Satellite Systems Corp. 7.625%, 6/15/21		9,325	10,397,375
iHeartCommunications, Inc. 6.875%, 6/15/18		10,579	9,679,785
9.00%, 12/15/19-3/01/21		5,922	5,816,018
10.00%, 1/15/18(b)		9,285	8,124,375
14.00% (12.00% Cash and 2.00% PIK), 2/01/21(h)		5,320	4,269,156
Intelsat Jackson Holdings SA 5.50%, 8/01/23		11,034	10,385,752
7.25%, 10/15/20		7,625	7,862,328
7.50%, 4/01/21		1,965	2,041,144
Lamar Media Corp. 5.00%, 5/01/23		3,714	3,788,280
LGE HoldCo VI BV 7.125%, 5/15/24(a)	EUR	3,158	3,998,070
Liberty Interactive LLC 3.75%, 2/15/30(d)	U.S.$	2,357	1,479,018
LIN Television Corp. 5.875%, 11/15/22(a)		2,501	2,576,030
6.375%, 1/15/21		2,391	2,486,640
McClatchy Co. (The) 9.00%, 12/15/22		10,228	9,921,160
Mediacom Broadband LLC/Mediacom Broadband Corp. 6.375%, 4/01/23		8,000	8,480,000
Mediacom LLC/Mediacom Capital Corp. 7.25%, 2/15/22		965	1,032,550
Nexstar Broadcasting, Inc. 6.875%, 11/15/20		6,331	6,710,860
Nielsen Finance LLC/Nielsen Finance Co. 5.00%, 4/15/22(a)		4,820	4,846,510
Outfront Media Capital LLC/Outfront Media Capital Corp. 5.25%, 2/15/22		2,935	3,037,725
5.875%, 3/15/25		2,925	3,122,438
Quebecor Media, Inc. 5.75%, 1/15/23		2,000	2,065,000

18	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Radio One, Inc. 7.375%, 4/15/22(a)	U.S.$	7,700	$7,777,000
9.25%, 2/15/20(a)		9,972	9,423,540
Sinclair Television Group, Inc. 5.375%, 4/01/21		7,468	7,563,217
5.625%, 8/01/24(a)		7,000	7,122,500
6.125%, 10/01/22		9,854	10,395,970
6.375%, 11/01/21		3,500	3,701,250
Sirius XM Radio, Inc. 4.625%, 5/15/23(a)		914	886,580
5.375%, 4/15/25(a)		3,673	3,691,365
6.00%, 7/15/24(a)		13,286	13,784,225
Starz LLC/Starz Finance Corp. 5.00%, 9/15/19		1,540	1,578,500
Time, Inc. 5.75%, 4/15/22(a)(b)		7,772	7,592,272
Townsquare Media, Inc. 6.50%, 4/01/23(a)		6,801	6,852,007
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.50%, 9/15/22(a)	EUR	2,700	3,264,529
5.50%, 1/15/23(a)	U.S.$	8,392	8,780,130
Unitymedia KabelBW GmbH 6.125%, 1/15/25(a)		5,510	5,751,062
Univision Communications, Inc. 5.125%, 5/15/23-2/15/25(a)		11,849	11,959,764
6.75%, 9/15/22(a)		3,335	3,581,123
8.50%, 5/15/21(a)		4,450	4,772,625
UPCB Finance III Ltd. 6.625%, 7/01/20(a)		2,615	2,718,946
UPCB Finance IV Ltd. 5.375%, 1/15/25(a)		3,291	3,344,479
UPCB Finance VI Ltd. 6.875%, 1/15/22(a)		473	508,475
Virgin Media Finance PLC 4.875%, 2/15/22		5,429	5,157,550
5.25%, 2/15/22		941	912,770
5.75%, 1/15/25(a)		1,350	1,371,938
6.00%, 10/15/24(a)		7,381	7,634,722
6.375%, 4/15/23(a)		3,360	3,536,400
Virgin Media Secured Finance PLC 5.50%, 1/15/25(a)	GBP	2,070	3,259,523
Wave Holdco LLC/Wave Holdco Corp. 8.25% (8.25% Cash or 9.00% PIK), 7/15/19(a)(h)	U.S.$	4,606	4,680,847
WideOpenWest Finance LLC/WideOpenWest Capital Corp. 10.25%, 7/15/19		8,720	9,364,844
13.375%, 10/15/19		2,375	2,576,875

AB HIGH INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ziggo Bond Finance BV 5.875%, 1/15/25(a)	U.S.$	2,849	$2,955,838

			410,926,537

Communications - Telecommunications – 3.5%
Altice SA 7.25%, 5/15/22(a)	EUR	6,390	7,417,168
7.625%, 2/15/25(a)	U.S.$	1,941	1,970,115
CenturyLink, Inc. Series P 7.60%, 9/15/39		4,000	4,000,000
Series U 7.65%, 3/15/42		2,900	2,914,500
Series V 5.625%, 4/01/20		2,500	2,633,725
Series W 6.75%, 12/01/23(b)		1,850	2,001,256
Cincinnati Bell, Inc. 8.375%, 10/15/20		1,600	1,700,000
8.75%, 3/15/18		2,228	2,277,462
Columbus International, Inc. 7.375%, 3/30/21(a)		18,972	20,655,765
CommScope, Inc. 5.50%, 6/15/24(a)		3,177	3,200,828
Data & Audio Visual Enterprises Wireless, Inc. 9.50%, 4/29/18(f)(i)	CAD	2,500	1,949,233
Frontier Communications Corp. 6.25%, 9/15/21	U.S.$	5,502	5,460,735
7.625%, 4/15/24		8,443	8,601,306
7.875%, 1/15/27		4,058	4,027,565
9.00%, 8/15/31		4,350	4,578,375
InterXion Holding NV 6.00%, 7/15/20(a)	EUR	12,930	15,588,750
Level 3 Communications, Inc. 8.875%, 6/01/19	U.S.$	3,207	3,359,333
Level 3 Financing, Inc. 6.125%, 1/15/21		2,690	2,848,038
7.00%, 6/01/20		7,000	7,498,750
8.625%, 7/15/20		3,465	3,759,525
Millicom International Cellular SA 6.00%, 3/15/25(a)		2,963	2,998,575
Numericable-SFR SAS 5.375%, 5/15/22(a)	EUR	622	729,841
5.625%, 5/15/24(a)		1,981	2,349,375
6.00%, 5/15/22(a)	U.S.$	8,105	8,302,559
6.25%, 5/15/24(a)		8,130	8,353,656

20	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

PAETEC Holding Corp. 9.875%, 12/01/18	U.S.$	2,675	$2,814,769
SBA Communications Corp. 5.625%, 10/01/19		3,846	4,038,300
SBA Telecommunications, Inc. 5.75%, 7/15/20		2,174	2,277,265
Sprint Capital Corp. 6.875%, 11/15/28		405	366,525
8.75%, 3/15/32		5,865	6,011,625
Sprint Communications, Inc. 6.00%, 11/15/22		1,925	1,819,125
Sprint Corp. 7.125%, 6/15/24		8,710	8,372,487
7.25%, 9/15/21		3,321	3,333,454
7.875%, 9/15/23		2,752	2,762,320
T-Mobile USA, Inc. 6.00%, 3/01/23		3,547	3,614,570
6.125%, 1/15/22		1,460	1,505,625
6.375%, 3/01/25		6,710	6,891,103
6.542%, 4/28/20		967	1,020,137
6.625%, 11/15/20		1,488	1,553,100
6.731%, 4/28/22		607	639,626
6.836%, 4/28/23		4,673	4,941,698
Telecom Italia Capital SA 7.20%, 7/18/36		4,925	5,639,125
Telecom Italia SpA 5.303%, 5/30/24(a)		5,639	5,935,048
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125%, 9/01/20(a)		5,008	5,308,480
Wind Acquisition Finance SA 4.75%, 7/15/20(a)		5,894	5,894,000
7.375%, 4/23/21(a)		15,294	15,657,232
Windstream Corp. 6.375%, 8/01/23		7,287	6,430,777
7.75%, 10/01/21		2,780	2,731,350
8.125%, 9/01/18		1,825	1,906,395
Zayo Group LLC/Zayo Capital, Inc. 6.00%, 4/01/23(a)		10,130	10,180,650

			240,821,221

Consumer Cyclical - Automotive – 2.1%
Affinia Group, Inc. 7.75%, 5/01/21		7,248	7,537,920
American Axle & Manufacturing, Inc. 6.625%, 10/15/22		2,925	3,107,812
Banque PSA Finance SA 4.375%, 4/04/16(a)		1,500	1,541,250

AB HIGH INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Commercial Vehicle Group, Inc. 7.875%, 4/15/19(b)	U.S.$	16,020	$16,600,725
Dana Holding Corp. 6.00%, 9/15/23		3,683	3,913,187
6.75%, 2/15/21		638	673,888
Exide Corp. 7.00%, 4/30/25(d)(j)(k)		16,455	13,917,710
11.00%, 4/30/20(h)		21,457	19,698,940
Gates Global LLC/Gates Global Co. 5.75%, 7/15/22(a)	EUR	710	741,418
6.00%, 7/15/22(a)	U.S.$	16,694	15,567,155
General Motors Co. 4.875%, 10/02/23		1,735	1,879,040
General Motors Financial Co., Inc. 6.75%, 6/01/18		1,640	1,854,053
Goodyear Tire & Rubber Co. (The) 7.00%, 3/15/28		700	756,000
8.75%, 8/15/20		2,829	3,401,872
LKQ Corp. 4.75%, 5/15/23		10,086	9,934,710
Meritor, Inc. 6.25%, 2/15/24		2,087	2,133,958
6.75%, 6/15/21		4,325	4,519,625
Navistar International Corp. 8.25%, 11/01/21		3,766	3,723,632
Schaeffler Holding Finance BV 6.75%, 11/15/22(a)		4,484	4,909,980
6.875% (6.875% Cash or 7.625% PIK), 8/15/18(a)(h)		2,200	2,293,500
6.875%, 8/15/18(a)(h)	EUR	3,174	3,721,451
Servus Luxembourg Holding SCA 7.75%, 6/15/18(a)		5,044	5,899,621
Tenneco, Inc. 5.375%, 12/15/24	U.S.$	2,132	2,233,270
Titan International, Inc. 6.875%, 10/01/20		9,000	8,167,500
Zf North America Capital, Inc. 4.75%, 4/29/25(a)		7,632	7,651,080

			146,379,297

Consumer Cyclical - Entertainment – 0.6%
Activision Blizzard, Inc. 5.625%, 9/15/21(a)		2,747	2,935,856
6.125%, 9/15/23(a)		2	2,204
AMC Entertainment, Inc. 9.75%, 12/01/20		2,076	2,257,650
Carlson Travel Holdings, Inc. 7.50% (7.50% Cash or 8.25% PIK), 8/15/19(a)(h)		8,725	8,855,875

22	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Carlson Wagonlit BV 6.875%, 6/15/19(a)	U.S.$	3,275	$3,446,937
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. 5.375%, 6/01/24(a)		2,923	3,017,998
Live Nation Entertainment, Inc. 7.00%, 9/01/20(a)		3,073	3,272,745
Pinnacle Entertainment, Inc. 7.50%, 4/15/21		7,106	7,514,595
8.75%, 5/15/20		271	284,889
Regal Entertainment Group 5.75%, 6/15/23-2/01/25		7,694	7,770,210
Royal Caribbean Cruises Ltd. 7.25%, 3/15/18		1,000	1,108,700
7.50%, 10/15/27		3,000	3,547,500

			44,015,159

Consumer Cyclical - Other – 2.9%
Beazer Homes USA, Inc. 7.50%, 9/15/21		3,353	3,344,618
Boyd Gaming Corp. 9.00%, 7/01/20		6,649	7,180,920
9.125%, 12/01/18		4,500	4,708,125
Caesars Entertainment Operating Co., Inc. 10.00%, 12/15/18(c)		1,935	382,163
11.25%, 6/01/17(c)		1,350	1,015,875
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Prope 8.00%, 10/01/20		6,600	6,600,000
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375%, 5/01/22(a)		10,645	8,462,775
Choice Hotels International, Inc. 5.75%, 7/01/22		517	566,115
DR Horton, Inc. 4.75%, 5/15/17		2,000	2,087,500
6.50%, 4/15/16		1,000	1,042,500
International Game Technology PLC 6.25%, 2/15/22(a)		12,305	12,151,187
6.50%, 2/15/25(a)		1,600	1,552,000
Isle of Capri Casinos, Inc. 5.875%, 3/15/21(a)		266	274,645
K. Hovnanian Enterprises, Inc. 7.25%, 10/15/20(a)		5,383	5,638,692
KB Home 4.75%, 5/15/19		3,513	3,486,653
7.00%, 12/15/21		1,000	1,042,500

AB HIGH INCOME FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

7.25%, 6/15/18	U.S.$	1,000	$1,082,500
7.50%, 9/15/22		1,266	1,322,970
9.10%, 9/15/17		1,300	1,456,000
Lennar Corp. 6.95%, 6/01/18		2,780	3,064,950
Series B 6.50%, 4/15/16		3,200	3,320,000
M/I Homes, Inc. 8.625%, 11/15/18		5,325	5,538,000
Marina District Finance Co., Inc. 9.875%, 8/15/18		5,220	5,441,850
MCE Finance Ltd. 5.00%, 2/15/21(a)		16,939	16,134,397
Meritage Homes Corp. 7.00%, 4/01/22		2,749	2,941,430
7.15%, 4/15/20		2,500	2,712,500
MGM Resorts International 6.625%, 7/15/15		2,000	2,015,000
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp. 5.00%, 8/01/18(a)		1,806	1,864,695
New Cotai LLC/New Cotai Capital Corp. 10.625%, 5/01/19(a)(h)		10,248	10,094,223
Penn National Gaming, Inc. 5.875%, 11/01/21(b)		6,850	6,832,875
PulteGroup, Inc. 7.875%, 6/15/32		7,600	8,854,000
Ryland Group, Inc. (The) 6.625%, 5/01/20		7,280	7,917,000
Safari Holding Verwaltungs GmbH 8.25%, 2/15/21(a)	EUR	1,752	2,065,791
Scientific Games International, Inc. 7.00%, 1/01/22(a)	U.S.$	13,291	13,855,867
Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(a)		2,423	2,489,390
6.125%, 4/01/25(a)		3,715	3,807,875
Standard Pacific Corp. 8.375%, 5/15/18		3,250	3,733,438
10.75%, 9/15/16		1,667	1,854,538
Studio City Finance Ltd. 8.50%, 12/01/20(a)		6,480	6,512,400
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.625%, 3/01/24(a)		3,100	3,069,000
5.875%, 4/15/23(a)		4,950	5,042,812
7.75%, 4/15/20(a)		4,004	4,236,753
Toll Brothers Finance Corp. 5.15%, 5/15/15		1,900	1,900,950

24	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50%, 3/01/25(a)	U.S.$	4,515	$4,531,931
Wynn Macau Ltd. 5.25%, 10/15/21(a)		8,100	7,593,750

			200,823,153

Consumer Cyclical - Restaurants – 0.3%
1011778 BC. ULC/New Red Finance, Inc. 6.00%, 4/01/22(a)		10,455	10,794,788
Pizzaexpress Financing 1 PLC 8.625%, 8/01/22(a)	GBP	751	1,229,952
Stonegate Pub Co. Financing PLC 5.75%, 4/15/19(a)		2,206	3,403,141
Twinkle Pizza PLC 6.625%, 8/01/21(a)		2,879	4,650,985

			20,078,866

Consumer Cyclical - Retailers – 2.4%
American Tire Distributors, Inc. 10.25%, 3/01/22(a)	U.S.$	14,380	15,063,050
Brighthouse Group PLC 7.875%, 5/15/18(a)(b)	GBP	8,325	12,092,010
Cash America International, Inc. 5.75%, 5/15/18	U.S.$	7,214	7,484,525
Chinos Intermediate Holdings A, Inc. 7.75% (7.75% Cash or 8.50% PIK), 5/01/19(a)(h)		13,288	11,294,800
Family Tree Escrow LLC 5.75%, 3/01/23(a)		10,697	11,231,850
Group 1 Automotive, Inc. 5.00%, 6/01/22(a)		2,143	2,153,715
JC Penney Corp., Inc. 6.375%, 10/15/36		1,169	882,595
7.40%, 4/01/37		4,492	3,593,600
L Brands, Inc. 6.90%, 7/15/17		2,401	2,644,101
6.95%, 3/01/33		3,500	3,806,250
Levi Strauss & Co. 5.00%, 5/01/25(a)		7,819	7,814,113
Men’s Wearhouse, Inc. (The) 7.00%, 7/01/22(a)		6,560	6,953,600
Murphy Oil USA, Inc. 6.00%, 8/15/23		3,166	3,390,786
Neiman Marcus Group Ltd. LLC 8.75% (8.75% Cash or 9.50% PIK), 10/15/21(a)(h)		10,752	11,558,400
New Look Bondco I PLC 8.375%, 5/14/18(a)		15,245	15,892,913

AB HIGH INCOME FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Rite Aid Corp. 6.125%, 4/01/23(a)	U.S.$	15,658	$16,225,602
Sally Holdings LLC/Sally Capital, Inc. 5.75%, 6/01/22		5,376	5,712,000
Serta Simmons Holdings LLC 8.125%, 10/01/20(a)		13,960	14,797,600
Sonic Automotive, Inc. 5.00%, 5/15/23		8,953	8,930,618
Wolverine World Wide, Inc. 6.125%, 10/15/20		1,999	2,123,938

			163,646,066

Consumer Non-Cyclical – 7.8%
Acadia Healthcare Co., Inc. 5.625%, 2/15/23(a)		2,598	2,656,455
Air Medical Merger Sub Corp. 6.375%, 5/15/23(a)		9,100	8,838,375
Alere, Inc. 6.50%, 6/15/20		6,945	7,222,800
7.25%, 7/01/18		3,046	3,232,568
8.625%, 10/01/18		9,025	9,363,437
Amsurg Corp. 5.625%, 7/15/22		3,708	3,764,362
Aramark Services, Inc. 5.75%, 3/15/20		2,684	2,798,070
BI-LO LLC/BI-LO Finance Corp. 8.625% (8.625% Cash or 9.375% PIK), 9/15/18(a)(h)		831	741,668
9.25%, 2/15/19(a)		3,778	3,867,727
Biomet, Inc. 6.50%, 8/01/20-10/01/20		10,227	10,737,836
Boparan Finance PLC 5.25%, 7/15/19(a)	GBP	5,799	8,200,474
5.50%, 7/15/21(a)		6,175	8,341,190
Capsugel SA 7.00% (7.00% Cash or 7.75% PIK), 5/15/19(a)(h)	U.S.$	15,989	16,308,780
Care UK Health & Social Care PLC 5.572%, 7/15/19(a)(g)	GBP	1,999	2,953,398
8.072%, 1/15/20(a)(g)		2,000	2,873,520
Cerba European Lab SAS 7.00%, 2/01/20(a)	EUR	4,950	5,887,036
Cerberus Nightingale 8.25%, 2/01/20		1,000	1,176,747
CHS/Community Health Systems, Inc. 6.875%, 2/01/22	U.S.$	20,254	21,494,557
7.125%, 7/15/20		8,029	8,611,102
Concordia Healthcare Corp. 7.00%, 4/15/23(a)		2,188	2,220,820

26	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ConvaTec Healthcare E SA 10.50%, 12/15/18(a)	U.S.$	8,448	$8,933,760
Crimson Merger Sub, Inc. 6.625%, 5/15/22(a)		5,521	4,906,789
DaVita HealthCare Partners, Inc. 5.00%, 5/01/25		10,922	10,901,521
Elior Finance & Co. SCA 6.50%, 5/01/20(a)	EUR	658	804,558
Endo Finance LLC 5.75%, 1/15/22(a)	U.S.$	3,100	3,138,750
Endo Finance LLC/Endo Finco, Inc. 7.00%, 12/15/20(a)		3,140	3,304,850
7.25%, 1/15/22(a)		3,035	3,209,513
Endo Finance LLC/Endo Ltd./Endo Finco, Inc. 6.00%, 2/01/25(a)		5,782	5,930,164
Envision Healthcare Corp. 5.125%, 7/01/22(a)		7,081	7,293,430
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)		15,758	14,812,520
Galaxy Bidco Ltd. 6.375%, 11/15/20(a)	GBP	4,512	6,999,473
Grifols Worldwide Operations Ltd. 5.25%, 4/01/22(a)	U.S.$	4,914	5,024,565
HCA, Inc. 4.25%, 10/15/19		3,274	3,421,330
5.375%, 2/01/25		441	463,050
5.875%, 3/15/22		2,450	2,740,938
6.50%, 2/15/16		782	810,348
HealthSouth Corp. 7.75%, 9/15/22		317	334,435
Holding Medi-Partenaires SAS 7.00%, 5/15/20(a)	EUR	6,584	7,812,893
HRG Group, Inc. 7.75%, 1/15/22	U.S.$	2,930	2,940,988
7.875%, 7/15/19		11,061	11,750,930
7.875%, 7/15/19(a)		1,126	1,192,153
IASIS Healthcare LLC/IASIS Capital Corp. 8.375%, 5/15/19		21,422	22,225,325
IDH Finance PLC 6.00%, 12/01/18(a)	GBP	2,145	3,350,195
Jaguar Holding Co. I 9.375% (9.375% Cash or 10.125% PIK), 10/15/17(a)(h)	U.S.$	11,987	12,256,707
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 9.50%, 12/01/19(a)		7,556	8,122,700
Kindred Healthcare, Inc. 8.00%, 1/15/20(a)		12,720	13,722,336

AB HIGH INCOME FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18	U.S.$	14,959	$16,099,624
Labco SA 8.50%, 1/15/18(a)	EUR	6,500	7,659,802
LifePoint Hospitals, Inc. 6.625%, 10/01/20	U.S.$	2,150	2,252,125
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 4/15/25(a)		1,815	1,851,300
5.75%, 8/01/22(a)		6,054	6,265,890
MPH Acquisition Holdings LLC 6.625%, 4/01/22(a)		6,322	6,638,163
Par Pharmaceutical Cos., Inc. 7.375%, 10/15/20		10,446	11,164,162
Party City Holdings, Inc. 8.875%, 8/01/20		8,041	8,694,331
PC Nextco Holdings LLC/PC Nextco Finance, Inc. 8.75%, 8/15/19		6,533	6,663,660
Post Holdings, Inc. 6.00%, 12/15/22(a)		2,096	2,043,600
7.375%, 2/15/22		17,141	17,783,787
PRA Holdings, Inc. 9.50%, 10/01/23(a)		10,606	11,971,522
Priory Group No. 3 PLC 7.00%, 2/15/18(a)	GBP	3,955	6,297,100
R&R Ice Cream PLC 5.50%, 5/15/20(a)		4,939	7,799,329
8.25%, 5/15/20(a)	AUD	3,910	3,099,788
R&R PIK PLC 9.25%, 5/15/18(a)(h)	EUR	4,332	4,927,664
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 9.50%, 6/15/19(a)	U.S.$	1,764	1,852,200
RSI Home Products, Inc. 6.50%, 3/15/23(a)		10,140	10,570,950
Salix Pharmaceuticals Ltd. 6.50%, 1/15/21(a)(l)		2,795	3,172,325
Smithfield Foods, Inc. 5.25%, 8/01/18(a)		3,549	3,637,725
5.875%, 8/01/21(a)		5,820	6,111,000
6.625%, 8/15/22		1,516	1,633,490
Spectrum Brands, Inc. 6.125%, 12/15/24(a)		2,311	2,449,660
6.375%, 11/15/20		2,586	2,741,160
6.625%, 11/15/22		2,624	2,807,680
6.75%, 3/15/20		3,475	3,657,438
Sun Products Corp. (The) 7.75%, 3/15/21(a)		12,204	10,754,775

28	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Surgical Care Affiliates, Inc. 6.00%, 4/01/23(a)	U.S.$	2,748	$2,816,700
TeamSystem Holding SpA 7.375%, 5/15/20(a)	EUR	5,692	6,757,673
Tenet Healthcare Corp. 6.875%, 11/15/31	U.S.$	22,282	20,833,670
8.00%, 8/01/20		2,000	2,092,500
8.125%, 4/01/22		4,631	5,053,579
United Surgical Partners International, Inc. 9.00%, 4/01/20		3,450	3,704,437
Valeant Pharmaceuticals International, Inc. 5.50%, 3/01/23(a)		1,466	1,484,325
5.875%, 5/15/23(a)		2,975	3,053,094
6.125%, 4/15/25(a)		4,956	5,123,265
6.375%, 10/15/20(a)		2,520	2,655,450
6.75%, 8/15/21(a)		2,100	2,199,750
7.25%, 7/15/22(a)		5,402	5,759,882
7.50%, 7/15/21(a)		2,108	2,287,180
Visant Corp. 10.00%, 10/01/17		2,798	2,441,255
Voyage Care Bondco PLC 6.50%, 8/01/18(a)	GBP	4,750	7,509,987

			542,068,140

Energy – 6.5%
Antero Resources Corp. 5.125%, 12/01/22	U.S.$	2,239	2,227,805
5.375%, 11/01/21		9,000	9,090,000
5.625%, 6/01/23(a)		2,422	2,473,468
Basic Energy Services, Inc. 7.75%, 2/15/19		2,390	2,043,450
Bonanza Creek Energy, Inc. 5.75%, 2/01/23		7,169	6,971,852
6.75%, 4/15/21		3,690	3,754,575
Bristow Group, Inc. 6.25%, 10/15/22		2,741	2,686,180
California Resources Corp. 6.00%, 11/15/24(a)		9,704	9,121,760
Canbriam Energy, Inc. 9.75%, 11/15/19(a)		4,622	4,737,550
Chaparral Energy, Inc. 7.625%, 11/15/22		7,282	5,825,600
8.25%, 9/01/21		2,000	1,620,000
CHC Helicopter SA 9.25%, 10/15/20		13,297	11,605,272
Chesapeake Energy Corp. 2.50%, 5/15/37(d)		1,653	1,592,046
Cimarex Energy Co. 5.875%, 5/01/22		1,906	2,025,125

AB HIGH INCOME FUND •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Cobalt International Energy, Inc. 2.625%, 12/01/19(d)	U.S.$	4,083	$3,133,702
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6.25%, 4/01/23(a)		5,809	6,070,405
Denbury Resources, Inc. 4.625%, 7/15/23		8,575	7,717,500
5.50%, 5/01/22		130	123,175
Diamondback Energy, Inc. 7.625%, 10/01/21		3,235	3,501,887
Energy Transfer Equity LP 5.875%, 1/15/24		7,132	7,488,600
Energy XXI Gulf Coast, Inc. 7.75%, 6/15/19		3,500	1,660,313
11.00%, 3/15/20(a)		4,905	4,684,275
EP Energy LLC/Everest Acquisition Finance, Inc. 6.875%, 5/01/19		3,059	3,153,829
Era Group, Inc. 7.75%, 12/15/22		3,450	3,381,000
EXCO Resources, Inc. 8.50%, 4/15/22		4,599	2,747,903
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		16,702	16,451,470
Golden Energy Offshore Services AS 8.60%, 5/28/17(g)(k)	NOK	31,195	3,562,918
Halcon Resources Corp. 8.875%, 5/15/21	U.S.$	4,376	3,417,656
9.75%, 7/15/20		6,742	5,528,440
Hilcorp Energy I LP/Hilcorp Finance Co. 8.00%, 2/15/20(a)		1,000	1,035,000
Holly Energy Partners LP/Holly Energy Finance Corp. 6.50%, 3/01/20		3,948	3,908,520
Hornbeck Offshore Services, Inc. 5.00%, 3/01/21		5,000	4,162,500
5.875%, 4/01/20		4,695	4,248,975
Jones Energy Holdings LLC/Jones Energy Finance Corp. 6.75%, 4/01/22		12,718	12,590,820
Jupiter Resources, Inc. 8.50%, 10/01/22(a)		15,979	13,502,255
Laredo Petroleum, Inc. 7.375%, 5/01/22		3,511	3,756,770
Legacy Reserves LP/Legacy Reserves Finance Corp. 6.625%, 12/01/21		6,598	5,542,320
8.00%, 12/01/20		3,554	3,100,865

30	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Linn Energy LLC/Linn Energy Finance Corp. 6.25%, 11/01/19	U.S.$	2,788	$2,355,860
6.50%, 9/15/21		655	533,825
8.625%, 4/15/20		4,190	3,815,498
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 4.875%, 12/01/24		3,895	4,028,988
6.50%, 8/15/21		2,401	2,521,050
Memorial Resource Development Corp. 5.875%, 7/01/22(a)		14,440	14,006,800
Northern Blizzard Resources, Inc. 7.25%, 2/01/22(a)		4,001	3,800,950
Northern Oil and Gas, Inc. 8.00%, 6/01/20(b)		3,075	2,948,156
Oasis Petroleum, Inc. 6.875%, 3/15/22		4,137	4,209,397
Offshore Group Investment Ltd. 7.125%, 4/01/23		8,325	5,328,000
7.50%, 11/01/19		8,860	5,847,600
Pacific Drilling SA 5.375%, 6/01/20(a)		20,794	17,622,915
Paragon Offshore PLC 6.75%, 7/15/22(a)		17,781	7,379,115
7.25%, 8/15/24(a)		6,607	2,741,905
PDC Energy, Inc. 7.75%, 10/15/22		3,669	3,907,485
Petroleum Geo-Services ASA 7.375%, 12/15/18(a)		5,441	5,073,732
PHI, Inc. 5.25%, 3/15/19		7,518	7,254,870
Precision Drilling Corp. 6.50%, 12/15/21		1,870	1,818,575
QEP Resources, Inc. 5.25%, 5/01/23		3,628	3,637,143
6.875%, 3/01/21		2,453	2,618,578
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		9,064	9,313,260
5.00%, 10/01/22		2,854	3,060,915
5.50%, 4/15/23		6,015	6,360,862
Rosetta Resources, Inc. 5.875%, 6/01/22-6/01/24		17,672	17,563,650
Sabine Pass Liquefaction LLC 5.625%, 3/01/25(a)		2,500	2,513,875
5.75%, 5/15/24		7,426	7,500,260
6.25%, 3/15/22		3,000	3,150,000
Sabine Pass LNG LP 6.50%, 11/01/20		2,949	3,089,078

AB HIGH INCOME FUND •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sanchez Energy Corp. 6.125%, 1/15/23	U.S.$	6,549	$6,418,020
7.75%, 6/15/21		11,835	12,337,987
SandRidge Energy, Inc. 8.125%, 10/15/22		3,164	2,151,520
Seitel, Inc. 9.50%, 4/15/19(b)		3,900	3,451,500
Seven Generations Energy Ltd. 6.75%, 5/01/23(a)		2,564	2,612,075
8.25%, 5/15/20(a)		7,367	7,901,107
Southern Star Central Corp. 5.125%, 7/15/22(a)		6,100	6,344,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.25%, 5/01/23		8,186	8,349,720
6.375%, 8/01/22		2,736	2,886,480
6.875%, 2/01/21		3,250	3,412,500
Tervita Corp. 8.00%, 11/15/18(a)		6,093	5,651,257
9.75%, 11/01/19(a)		4,592	3,053,680
10.875%, 2/15/18(a)		2,648	1,827,120
Transocean, Inc. 3.00%, 10/15/17		3,700	3,570,500
6.80%, 3/15/38		7,616	5,826,240
7.50%, 4/15/31		1,800	1,466,437
Triangle USA Petroleum Corp. 6.75%, 7/15/22(a)		16,846	14,403,330
Whiting Canadian Holding Co. ULC 8.125%, 12/01/19		2,184	2,317,661
Whiting Petroleum Corp. 5.75%, 3/15/21		1,986	2,014,559
6.25%, 4/01/23(a)		6,583	6,809,455

			447,053,271

Other Industrial – 1.6%
Algeco Scotsman Global Finance PLC 8.50%, 10/15/18(a)		2,260	2,186,550
9.00%, 10/15/18(a)(b)	EUR	1,810	2,010,002
10.75%, 10/15/19(a)	U.S.$	11,200	8,953,000
B456 Systems, Inc. 3.75%, 4/15/16(e)(m)		3,985	169,363
Belden, Inc. 5.25%, 7/15/24(a)		3,975	4,024,688
Briggs & Stratton Corp. 6.875%, 12/15/20		737	806,094
Galapagos Holding SA 7.00%, 6/15/22(a)	EUR	6,480	6,912,264
General Cable Corp. 4.50%, 11/15/29(d)	U.S.$	5,909	4,501,919
5.75%, 10/01/22		9,213	8,429,895

32	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Horizon Pharma Financing, Inc. 6.625%, 5/01/23(a)	U.S.$	6,163	$6,263,149
Interline Brands, Inc. 10.00%, 11/15/18		4,597	4,826,850
Laureate Education, Inc. 10.00%, 9/01/19(a)		18,181	17,726,475
Liberty Tire Recycling LLC 11.00%, 3/31/21(h)(j)(k)		2,504	2,033,498
Modular Space Corp. 10.25%, 1/31/19(a)		12,056	9,765,360
NANA Development Corp. 9.50%, 3/15/19(a)		3,697	3,530,635
New Enterprise Stone & Lime Co., Inc. 11.00%, 9/01/18		5,748	5,144,460
13.00% (6.00% Cash and 7.00% PIK), 3/15/18(h)		5,209	5,600,028
Safway Group Holding LLC/Safway Finance Corp. 7.00%, 5/15/18(a)		11,622	11,767,275
Xella Holdco Finance SA 9.125% (9.125% Cash or 9.875% PIK), 9/15/18(a)(b)(h)	EUR	4,100	4,787,832

			109,439,337

Services – 0.7%
ADT Corp. (The) 4.125%, 4/15/19(b)	U.S.$	7,422	7,537,783
6.25%, 10/15/21(b)		4,207	4,522,525
Cerved Group SpA 8.00%, 1/15/21(a)	EUR	1,431	1,743,377
Geo Debt Finance SCA 7.50%, 8/01/18(a)(b)		1,635	1,762,425
IHS, Inc. 5.00%, 11/01/22(a)	U.S.$	3,524	3,524,000
Mobile Mini, Inc. 7.875%, 12/01/20		2,320	2,436,000
Monitronics International, Inc. 9.125%, 4/01/20		2,267	2,244,330
Realogy Group LLC 9.00%, 1/15/20(a)(b)		3,500	3,815,000
Sabre GLBL, Inc. 5.375%, 4/15/23(a)		4,041	4,121,820
Sabre Holdings Corp. 8.35%, 3/15/16(l)		2,939	3,100,645
Service Corp. International/US 6.75%, 4/01/16(g)		2,900	3,016,000
7.50%, 4/01/27		1,575	1,842,750
ServiceMaster Co. LLC (The) 7.00%, 8/15/20		6,037	6,384,127

			46,050,782

AB HIGH INCOME FUND •	33

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Technology – 3.4%
Alcatel-Lucent USA, Inc. 8.875%, 1/01/20(a)	U.S.$	2,881	$3,176,303
Amkor Technology, Inc. 6.375%, 10/01/22		10,924	11,197,100
Aspect Software, Inc. 10.625%, 5/15/17		4,211	3,684,625
Audatex North America, Inc. 6.00%, 6/15/21(a)		3,018	3,117,021
6.125%, 11/01/23(a)		5,299	5,524,207
Avaya, Inc. 7.00%, 4/01/19(a)		5,790	5,818,950
10.50%, 3/01/21(a)		12,549	11,058,806
Blackboard, Inc. 7.75%, 11/15/19(a)		3,909	3,752,640
BMC Software Finance, Inc. 8.125%, 7/15/21(a)		19,980	18,331,650
Brightstar Corp. 9.50%, 12/01/16(a)		6,166	6,420,347
CDW LLC/CDW Finance Corp. 5.00%, 9/01/23		4,154	4,278,620
5.50%, 12/01/24		3,786	4,024,518
6.00%, 8/15/22		4,481	4,828,278
Ceridian HCM Holding, Inc. 11.00%, 3/15/21(a)		9,690	10,210,837
CommScope Holding Co., Inc. 6.625% (6.625% Cash or 7.375% PIK), 6/01/20(a)(h)		3,300	3,378,540
Compiler Finance Sub, Inc. 7.00%, 5/01/21(a)		1,945	1,458,750
CoreLogic, Inc./United States 7.25%, 6/01/21		889	947,896
CPI International, Inc. 8.75%, 2/15/18		6,323	6,536,401
Dell, Inc. 6.50%, 4/15/38		8,360	8,736,200
Eagle Midco, Inc. 9.00%, 6/15/18(a)		8,480	8,639,000
Epicor Software Corp. 8.625%, 5/01/19		3,738	3,906,210
First Data Corp. 6.75%, 11/01/20(a)		1,058	1,126,770
8.25%, 1/15/21(a)		3,924	4,160,656
11.75%, 8/15/21		7,441	8,538,547
12.625%, 1/15/21		6,761	7,981,360
Freescale Semiconductor, Inc. 5.00%, 5/15/21(a)		4,637	4,926,813
6.00%, 1/15/22(a)		3,529	3,813,085

34	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Goodman Networks, Inc. 12.125%, 7/01/18	U.S.$	8,670	$8,063,100
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125% (7.125% Cash or 7.875% PIK), 5/01/21(a)(h)		5,493	5,506,733
Infor US, Inc. 6.50%, 5/15/22(a)		12,441	12,783,127
Iron Mountain, Inc. 5.75%, 8/15/24		3,155	3,265,583
Micron Technology, Inc. 5.25%, 8/01/23(a)		3,279	3,290,477
5.50%, 2/01/25(a)		12,971	12,906,145
MSCI, Inc. 5.25%, 11/15/24(a)		2,872	2,986,880
NXP BV/NXP Funding LLC 5.75%, 2/15/21-3/15/23(a)		8,374	8,916,525
Open Text Corp. 5.625%, 1/15/23(a)		4,991	5,178,163
SITEL LLC/Sitel Finance Corp. 11.00%, 8/01/17(a)		3,400	3,510,500
Sophia LP/Sophia Finance, Inc. 9.75%, 1/15/19(a)		1,550	1,666,250
SunGard Data Systems, Inc. 7.625%, 11/15/20		6,170	6,524,775
Syniverse Holdings, Inc. 9.125%, 1/15/19		1,598	1,502,120

			235,674,508

Transportation - Airlines – 0.3%
Air Canada 6.75%, 10/01/19(a)		6,910	7,393,700
8.75%, 4/01/20(a)		8,365	9,372,146
Northwest Airlines Pass-Through Trust Series 2000-1, Class G 7.15%, 10/01/19		639	673,901
UAL Pass-Through Trust Series 2007-1A 6.636%, 7/02/22		1,712	1,862,254

			19,302,001

Transportation - Services – 0.9%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(a)		3,500	3,465,000
5.50%, 4/01/23		2,587	2,651,675
Avis Budget Finance PLC 6.00%, 3/01/21(a)	EUR	2,070	2,464,129
CEVA Group PLC 9.00%, 9/01/21(a)(b)	U.S.$	8,022	7,901,670

AB HIGH INCOME FUND •	35

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EC Finance PLC 5.125%, 7/15/21(a)	EUR	4,232	$4,995,436
Europcar Groupe SA 11.50%, 5/15/17(a)		4,351	5,508,424
Hapag-Lloyd AG 9.75%, 10/15/17(a)	U.S.$	1,903	1,979,120
Hertz Corp. (The) 5.875%, 10/15/20		14,348	14,599,090
7.50%, 10/15/18		1,900	1,973,625
LBC Tank Terminals Holding Netherlands BV 6.875%, 5/15/23(a)		15,324	15,707,100
Overseas Shipholding Group, Inc. 8.125%, 3/30/18		2,250	2,286,562

			63,531,831

			3,205,710,660

Financial Institutions – 8.3%
Banking – 4.4%
ABN AMRO Bank NV 4.31%, 3/10/16(o)	EUR	5,396	6,164,905
5.00%, 2/17/16(o)	GBP	1,698	2,640,626
Ally Financial, Inc. 4.125%, 3/30/20	U.S.$	505	507,525
4.625%, 6/26/15		4,725	4,736,813
7.50%, 9/15/20		2,107	2,468,140
8.00%, 11/01/31		6,078	7,943,660
Baggot Securities Ltd. 10.24%, 6/01/15(a)(o)	EUR	5,912	6,970,203
Bank of America Corp. Series AA 6.10%, 3/17/25(o)	U.S.$	7,966	8,125,320
Series X 6.25%, 9/05/24(o)		521	533,699
Series Z 6.50%, 10/23/24(o)		4,009	4,259,563
Bank of Ireland 1.781%, 9/22/15(g)(m)	CAD	7,925	6,371,529
10.00%, 7/30/16(a)	EUR	1,419	1,712,798
10.00%, 2/12/20		2,270	3,238,412
Barclays Bank PLC 6.86%, 6/15/32(a)(o)	U.S.$	838	951,130
7.625%, 11/21/22		6,508	7,624,122
7.70%, 4/25/18(a)(o)		4,629	5,159,220
7.75%, 4/10/23		6,059	6,725,490
Barclays PLC 8.00%, 12/15/20(o)	EUR	622	768,254
8.25%, 12/15/18(o)	U.S.$	1,464	1,568,676

36	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BBVA International Preferred SAU 3.798%, 9/22/15(o)	EUR	3,030	$3,377,603
4.952%, 9/20/16(a)(o)		8,900	10,173,245
BNP Paribas SA 5.186%, 6/29/15(a)(o)	U.S.$	3,333	3,345,999
7.195%, 6/25/37(a)(o)		6,900	8,297,250
Citigroup, Inc. 5.95%, 1/30/23(o)		14,778	14,722,582
Series M 6.30%, 5/15/24(o)		7,000	7,082,600
Commerzbank AG 8.125%, 9/19/23(a)		5,125	6,188,437
Countrywide Capital III Series B 8.05%, 6/15/27		11,735	14,850,689
Credit Agricole SA 6.625%, 9/23/19(a)(b)(o)		3,723	3,761,950
7.589%, 1/30/20(o)	GBP	4,950	8,529,035
7.875%, 1/23/24(a)(b)(o)	U.S.$	2,098	2,239,615
Credit Suisse Group AG 7.50%, 12/11/23(a)(o)		19,414	20,772,980
Danske Bank A/S 5.684%, 2/15/17(o)	GBP	5,500	8,759,094
Deutsche Bank AG 7.50%, 4/30/25(b)(o)	U.S.$	15,000	15,285,000
Dresdner Funding Trust I 8.151%, 6/30/31(a)		816	1,021,020
HBOS Capital Funding LP 4.939%, 5/23/16(o)	EUR	3,901	4,354,127
HT1 Funding GmbH 6.352%, 6/30/17(o)		2,700	3,137,804
ING Groep NV 5.775%, 12/08/15(o)	U.S.$	6,869	6,972,035
6.00%, 4/16/20(o)		3,967	3,967,000
6.50%, 4/16/25(o)		7,086	7,050,570
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)		10,206	10,280,657
LBG Capital No.1 PLC 8.00%, 6/15/20(a)(o)		3,820	4,165,550
Lloyds Banking Group PLC 6.413%, 10/01/35(a)(o)		3,709	4,209,715
6.657%, 5/21/37(a)(o)		1,801	2,057,643
7.50%, 6/27/24(o)		11,389	12,157,757
Macquarie Capital Funding LP/Jersey 6.177%, 4/15/20(o)	GBP	3,350	5,244,041
Novo Banco SA 2.625%, 5/08/17(a)	EUR	1,900	2,085,334
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)	U.S.$	896	1,008,000

AB HIGH INCOME FUND •	37

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Skandinaviska Enskilda Banken AB 5.75%, 5/13/20(a)(o)	U.S.$	13,500	$13,626,900
SNS Bank NV 11.25%, 12/31/49(e)(j)(m)	EUR	1,001	– 0	–^
Societe Generale SA 6.999%, 12/19/17(o)		2,650	3,325,180
7.875%, 12/18/23(a)(b)(o)	U.S.$	6,357	6,611,280
UniCredit Luxembourg Finance SA 6.00%, 10/31/17(a)		1,870	1,997,295
UT2 Funding PLC 5.321%, 6/30/16	EUR	1,293	1,480,882
Zions Bancorporation 5.65%, 11/15/23(b)	U.S.$	2,289	2,377,985
5.80%, 6/15/23(o)		2,500	2,413,750

			305,400,689

Brokerage – 0.3%
E*TRADE Financial Corp. 4.625%, 9/15/23		10,300	10,518,875
5.375%, 11/15/22		4,281	4,548,562
GFI Group, Inc. 10.375%, 7/19/18(n)		3,033	3,359,048
Lehman Brothers Holdings, Inc. Zero Coupon, 5/02/18(e)		1,600	188,000
4.80%, 3/13/14(e)		1,800	204,750

			18,819,235

Finance – 1.4%
Artsonig Pty Ltd. 11.50%, 4/01/19(a)		8,445	7,009,319
CIT Group, Inc. 5.25%, 3/15/18		3,667	3,800,845
Creditcorp 12.00%, 7/15/18(a)		6,205	5,491,425
Enova International, Inc. 9.75%, 6/01/21(a)		12,138	11,895,240
ILFC E-Capital Trust II 6.25%, 12/21/65(a)		1,500	1,455,000
International Lease Finance Corp. 5.875%, 4/01/19		2,300	2,501,250
8.25%, 12/15/20		10,200	12,495,000
8.75%, 3/15/17		2,375	2,638,863
8.875%, 9/01/17		2,210	2,511,113
Navient Corp. 4.875%, 6/17/19		5,837	5,822,407
5.50%, 1/15/19-1/25/23		2,948	2,945,234
5.625%, 8/01/33		2,080	1,695,200
5.875%, 10/25/24		4,505	4,257,225
6.125%, 3/25/24		700	679,875

38	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

7.25%, 1/25/22	U.S.$	1,638	$1,736,280
8.00%, 3/25/20		3,466	3,860,223
Oxford Finance LLC/Oxford Finance Co-Issuer, Inc. 7.25%, 1/15/18(a)		3,183	3,290,426
Peninsula Gaming LLC/Peninsula Gaming Corp. 8.375%, 2/15/18(a)		3,759	3,928,155
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(a)		18,725	13,388,375

			91,401,455

Insurance – 1.0%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC 7.875%, 12/15/20(a)		9,491	9,775,730
American Equity Investment Life Holding Co. 6.625%, 7/15/21		8,506	9,101,420
CNO Financial Group, Inc. 6.375%, 10/01/20(a)		1,000	1,057,500
Genworth Holdings, Inc. 6.15%, 11/15/66		2,535	1,597,050
7.625%, 9/24/21		4,725	5,008,500
HUB International Ltd. 7.875%, 10/01/21(a)		5,630	5,798,900
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		14,759	18,155,046
USI, Inc./NY 7.75%, 1/15/21(a)		13,834	14,179,850
WellCare Health Plans, Inc. 5.75%, 11/15/20		5,640	5,978,400

			70,652,396

Other Finance – 0.9%
ACE Cash Express, Inc. 11.00%, 2/01/19(a)		4,467	2,691,368
Argos Merger Sub, Inc. 7.125%, 3/15/23(a)		16,637	17,468,850
CNG Holdings, Inc./OH 9.375%, 5/15/20(a)		16,179	11,648,880
FTI Consulting, Inc. 6.00%, 11/15/22		3,000	3,195,000
6.75%, 10/01/20		3,150	3,314,745
Gardner Denver, Inc. 6.875%, 8/15/21(a)		2,040	1,897,200
iPayment, Inc. 9.50%, 12/15/19(a)		2,809	2,612,709
Series AI 9.50%, 12/15/19		7,558	7,029,285

AB HIGH INCOME FUND •	39

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Speedy Cash Intermediate Holdings Corp. 10.75%, 5/15/18(a)	U.S.$	6,062	$5,918,028
Speedy Group Holdings Corp. 12.00%, 11/15/17(a)		7,281	6,607,507

			62,383,572

REITS – 0.3%
Communications Sales & Leasing, Inc. 6.00%, 4/15/23(a)		3,439	3,460,494
8.25%, 10/15/23(a)		9,671	9,924,864
Felcor Lodging LP 5.625%, 3/01/23		7,213	7,501,520

			20,886,878

			569,544,225

Utility – 2.3%
Electric – 2.3%
AES Corp./VA 4.875%, 5/15/23		1,500	1,461,563
5.50%, 3/15/24		3,250	3,250,000
7.375%, 7/01/21		6,060	6,743,629
Calpine Corp. 5.75%, 1/15/25		14,043	14,113,917
5.875%, 1/15/24(a)		3,988	4,267,160
7.875%, 1/15/23(a)		2,422	2,664,200
DPL, Inc. 6.75%, 10/01/19(a)		2,450	2,621,500
7.25%, 10/15/21		4,251	4,591,080
Dynegy, Inc. 7.375%, 11/01/22(a)		13,060	13,908,900
7.625%, 11/01/24(a)		12,095	13,002,125
FirstEnergy Corp. Series C 7.375%, 11/15/31		4,551	5,798,356
GenOn Energy, Inc. 7.875%, 6/15/17		825	827,063
9.50%, 10/15/18		15,239	15,810,462
NRG Energy, Inc. 6.25%, 7/15/22		1,631	1,692,163
6.625%, 3/15/23		10,296	10,836,540
Series WI 6.25%, 5/01/24		14,161	14,479,622
NRG Yield Operating LLC 5.375%, 8/15/24(a)		4,311	4,472,662
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67		5,125	4,742,419
PPL Energy Supply LLC 4.60%, 12/15/21		10,574	9,888,826

40	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

RJS Power Holdings LLC 5.125%, 7/15/19(a)	U.S.$	15,694	$15,419,355
Texas Competitive/TCEH 4.646%, 10/01/20(i)		2,679	1,761,442
Viridian Group FundCo II Ltd. 7.50%, 3/01/20(a)	EUR	7,830	9,011,713

			161,364,697

Total Corporates – Non-Investment Grade (cost $3,990,345,536)			3,936,619,582

GOVERNMENTS – TREASURIES – 13.6%
Brazil – 0.8%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17	BRL	167,835	52,939,474

Colombia – 0.1%
Colombia Government International Bond 7.75%, 4/14/21	COP	12,390,000	5,846,499
12.00%, 10/22/15		1,700,000	735,489
Colombian TES Series B 10.00%, 7/24/24		7,000,000	3,586,680

			10,168,668

Indonesia – 0.1%
Indonesia – Recap Linked Note (JPMC) 10.00%, 7/18/17	IDR	63,808,000	5,165,039

Philippines – 0.1%
Philippine Government International Bond 6.25%, 1/14/36(m)	PHP	280,000	7,366,270

South Africa – 0.2%
South Africa Government Bond Series R204 8.00%, 12/21/18	ZAR	16,800	1,446,103
Series R207 7.25%, 1/15/20		120,490	10,052,439
Series R208 6.75%, 3/31/21		21,565	1,744,234

			13,242,776

United States – 12.3%
U.S. Treasury Bonds 6.125%, 11/15/27	U.S.$	78,500	112,126,181
U.S. Treasury Notes 1.25%, 1/31/20(b)		707,000	701,642,354
1.625%, 8/31/19		7,012	7,099,103
2.125%, 8/31/20(p)(q)		11,300	11,642,526

AB HIGH INCOME FUND •	41

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

2.50%, 8/15/23(p)	U.S.$	16,550	$17,277,935

			849,788,099

Total Governments – Treasuries (cost $958,463,788)			938,670,326

COLLATERALIZED MORTGAGE OBLIGATIONS – 6.6%
Non-Agency Fixed Rate – 2.6%
Alternative Loan Trust Series 2005-J14, Class A8 5.50%, 12/25/35		5,423	4,989,957
Series 2006-19CB, Class A24 6.00%, 8/25/36		551	503,937
Series 2006-24CB, Class A16 5.75%, 6/25/36		1,102	992,410
Bear Stearns ARM Trust Series 2007-3, Class 1A1 2.753%, 5/25/47		2,054	1,756,551
Series 2007-4, Class 22A1 4.888%, 6/25/47		7,591	6,803,664
ChaseFlex Trust Series 2007-1, Class 1A3 6.50%, 2/25/37		1,022	792,633
Citigroup Mortgage Loan Trust Series 2006-4, Class 2A1A 6.00%, 12/25/35		11,009	10,170,262
Series 2006-AR3, Class 1A2A 5.26%, 6/25/36		4,498	4,300,832
Series 2007-AR4, Class 1A1A 5.388%, 3/25/37		1,845	1,758,051
CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A4 5.75%, 3/25/37		2,413	2,114,003
Countrywide Alternative Loan Trust Series 2005-46CB, Class A2 5.50%, 10/25/35		353	340,175
Series 2005-46CB, Class A20 5.50%, 10/25/35		277	266,233
Series 2005-46CB, Class A3 5.50%, 10/25/35		864	831,124
Series 2005-46CB, Class A4 5.25%, 10/25/35		380	361,299
Series 2005-46CB, Class A7 5.50%, 10/25/35		670	644,415
Series 2006-19CB, Class A15 6.00%, 8/25/36		857	773,911
Series 2006-24CB, Class A15 5.75%, 6/25/36		5,764	5,190,609
Series 2006-26CB, Class A6 6.25%, 9/25/36		476	409,135

42	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2006-26CB, Class A8 6.25%, 9/25/36	U.S.$	1,799	$1,546,080
Series 2006-2CB, Class A11 6.00%, 3/25/36		2,217	1,961,444
Series 2006-41CB, Class 2A13 5.75%, 1/25/37		4,937	4,384,206
Series 2006-42, Class 1A6 6.00%, 1/25/47		1,981	1,800,000
Series 2006-HY12, Class A5 3.563%, 8/25/36		10,769	10,195,468
Series 2006-J1, Class 1A10 5.50%, 2/25/36		2,945	2,651,792
Series 2006-J5, Class 1A1 6.50%, 9/25/36		1,786	1,607,647
Series 2007-13, Class A2 6.00%, 6/25/47		7,147	6,074,846
Series 2007-15CB, Class A19 5.75%, 7/25/37		1,124	1,034,168
Series 2007-16CB, Class 1A7 6.00%, 8/25/37		1,411	1,367,976
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-17, Class A2 6.00%, 12/25/36		5,542	5,264,494
Series 2007-HY4, Class 1A1 2.55%, 9/25/47		2,139	1,902,714
Series 2007-HYB2, Class 3A1 2.582%, 2/25/47		2,353	1,958,744
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		4,117	3,599,318
First Horizon Alternative Mortgage Securities Trust Series 2005-AA3, Class 3A1 2.261%, 5/25/35		1,599	1,498,226
Series 2005-AA7, Class 2A1 2.24%, 9/25/35		1,137	1,026,448
Series 2006-AA3, Class A1 2.325%, 6/25/36		1,774	1,442,241
Series 2006-AA5, Class A1 2.297%, 9/25/36		4,955	3,887,611
Series 2006-FA1, Class 1A3 5.75%, 4/25/36		2,833	2,312,526
Series 2006-FA3, Class A9 6.00%, 7/25/36		2,500	2,105,061
IndyMac Index Mortgage Loan Trust Series 2005-AR15, Class A1 4.519%, 9/25/35		4,613	3,900,483

AB HIGH INCOME FUND •	43

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2006-AR37, Class 2A1 4.448%, 2/25/37	U.S.$	1,843	$1,493,994
Series 2007-AR1, Class 2A1 2.608%, 4/25/37		5,008	4,040,072
Morgan Stanley Mortgage Loan Trust Series 2005-10, Class 4A1 5.50%, 12/25/35		2,661	2,465,271
Series 2006-2, Class 6A 6.50%, 2/25/36		2,702	2,314,097
Series 2007-12, Class 3A22 6.00%, 8/25/37		715	660,980
New Century Alternative Mortgage Loan Trust Series 2006-ALT2, Class AF6A 5.547%, 10/25/36		9,475	6,245,164
Nomura Resecuritization Trust Series 2010-5RA, Class 1A7 6.50%, 10/26/37(a)		7,071	6,183,189
Residential Accredit Loans, Inc. Series 2005-QA10, Class A31 3.537%, 9/25/35		5,126	4,374,702
Series 2005-QS14, Class 3A1 6.00%, 9/25/35		3,933	3,604,325
Residential Asset Securitization Trust Series 2006-A8, Class 3A4 6.00%, 8/25/36		1,254	1,045,062
Series 2007-A1, Class A8 6.00%, 3/25/37		1,540	1,088,550
Series 2007-A5, Class 2A3 6.00%, 5/25/37		608	534,765
Structured Adjustable Rate Mortgage Loan Trust Series 2005-18, Class 8A1 5.174%, 9/25/35		3,156	2,962,797
Series 2006-9, Class 4A1 5.652%, 10/25/36		2,214	1,945,597
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-7, Class A3 4.669%, 9/25/36		2,704	1,524,180
Series 2006-7, Class A4 4.669%, 9/25/36		2,592	1,461,163
Series 2006-9, Class A4 5.086%, 10/25/36		2,688	1,547,203
Series 2006-9, Class A6 5.086%, 10/25/36		2,772	1,594,930
Washington Mutual Mortgage Pass-Through Certificates Series 2007-HY3, Class 4A1 2.361%, 3/25/37		5,113	4,821,115

44	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Wells Fargo Alternative Loan Trust Series 2007-PA3, Class 2A1 6.00%, 7/25/37	U.S.$	4,199	$4,072,293
Series 2007-PA3, Class 3A1 6.25%, 7/25/37		2,523	2,286,896
Wells Fargo Mortgage Backed Securities Trust Series 2007-10, Class 1A8 6.00%, 7/25/37		2,829	2,783,252
Series 2007-AR7, Class A1 2.574%, 12/28/37		10,555	9,710,955
Series 2007-AR8, Class A1 2.612%, 11/25/37		4,235	3,710,150

			176,991,396

GSE Risk Share Floating Rate – 2.4%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 7.331%, 7/25/23(g)		8,995	10,818,869
Series 2013-DN2, Class M2 4.431%, 11/25/23(g)		7,100	7,316,465
Series 2014-DN1, Class M3 4.681%, 2/25/24(g)		13,636	14,445,801
Series 2014-DN2, Class M3 3.781%, 4/25/24(g)		6,307	6,269,907
Series 2014-DN3, Class M3 4.181%, 8/25/24(g)		10,000	10,189,058
Series 2014-HQ2, Class M3 3.931%, 9/25/24(g)		3,045	2,986,543
Series 2014-HQ3, Class M3 4.931%, 10/25/24(g)		8,520	8,975,941
Series 2015-DN1, Class M3 4.331%, 1/25/25(g)		18,750	19,493,428
Series 2015-DNA1, Class M3 3.48%, 10/25/27(g)		1,760	1,762,515
Series 2015-HQ1, Class M3 3.981%, 3/25/25(g)		4,015	4,075,124
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M2 5.431%, 10/25/23(g)		7,285	7,966,301
Series 2014-C01, Class M2 4.581%, 1/25/24(g)		9,535	10,018,249
Series 2014-C02, Class 1M2 2.781%, 5/25/24(g)		3,410	3,168,118
Series 2014-C03, Class 1M2 3.181%, 7/25/24(g)		11,973	11,470,474

AB HIGH INCOME FUND •	45

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2014-C04, Class 1M2 5.081%, 11/25/24(g)	U.S.$	23,605	$25,136,828
Series 2014-C04, Class 2M2 5.181%, 11/25/24(g)		3,828	4,070,319
Series 2015-C01, Class 1M2 4.481%, 2/25/25(g)		17,405	17,910,391

			166,074,331

Non-Agency Floating Rate – 1.6%
Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-2A, Class A2 0.361%, 4/25/47(a)(g)		10,799	7,991,939
Countrywide Alternative Loan Trust Series 2005-82, Class A1 0.451%, 2/25/36(g)		937	770,071
Series 2007-7T2, Class A3 0.781%, 4/25/37(g)		4,271	2,291,461
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-13, Class A7 0.781%, 8/25/37(g)		1,369	1,062,633
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA3, Class A1 0.321%, 7/25/47(g)		8,794	7,473,446
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 0.431%, 4/25/37(g)		2,749	1,500,139
Series 2007-FA2, Class 1A5 0.481%, 4/25/37(g)		3,113	1,710,411
HarborView Mortgage Loan Trust Series 2006-10, Class 2A1A 0.361%, 11/19/36(g)		5,415	4,440,788
Series 2007-4, Class 2A1 0.401%, 7/19/47(g)		16,152	13,736,438
Series 2007-7, Class 2A1A 1.181%, 10/25/37(g)		2,649	2,307,836
Impac Secured Assets Trust Series 2007-1, Class A2 0.341%, 3/25/37(g)		2,751	2,173,713
Lehman Mortgage Trust Series 2007-1, Class 3A1 0.431%, 2/25/37(g)		3,445	783,201
Series 2007-1, Class 3A2 7.069%, 2/25/37(g)(r)		3,445	1,096,087
Lehman XS Trust Series 2007-15N, Class 4A1 1.081%, 8/25/47(g)		1,080	753,461

46	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007-16N, Class 2A2 1.031%, 9/25/47(g)	U.S.$	1,428	$1,142,105
Series 2007-4N, Class 3A2A 0.887%, 3/25/47(g)		5,117	4,239,698
Morgan Stanley Mortgage Loan Trust Series 2006-9AR, Class A2 0.331%, 8/25/36(g)		11,852	6,278,816
NovaStar Mortgage Funding Trust Series 2006-MTA1, Class 2A1A 0.371%, 9/25/46(g)		2,235	1,901,498
PHH Alternative Mortgage Trust Series 2007-1, Class 1A1 0.341%, 2/25/37(g)		1,545	1,295,917
Series 2007-2, Class 1A3 0.511%, 5/25/37(g)		1,845	1,516,604
Residential Accredit Loans, Inc. Series 2006-QA4, Class A 0.361%, 5/25/36(g)		6,315	5,103,734
Series 2006-QO2, Class A1 0.401%, 2/25/46(g)		2,098	995,951
Series 2007-QH6, Class A1 0.371%, 7/25/37(g)		1,287	1,088,367
Structured Asset Mortgage Investments II Trust Series 2007-AR6, Class A1 1.637%, 8/25/47(g)		3,416	2,860,800
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-AR3, Class A1A 1.107%, 5/25/46(g)		1,866	1,403,850
Series 2007-OA4, Class A1A 0.897%, 4/25/47(g)		14,916	10,950,597
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR3, Class A1A 1.137%, 2/25/46(g)		1,417	1,305,524
Series 2006-AR5, Class A1A 1.127%, 6/25/46(g)		1,778	1,551,743
Series 2007-OA1, Class A1A 0.837%, 2/25/47(g)		12,977	10,381,369
Series 2007-OA3, Class 2A1A 0.897%, 4/25/47(g)		1,811	1,583,634
Series 2007-OA5, Class 1A 0.887%, 6/25/47(g)		11,429	9,811,860

			111,503,691

Total Collateralized Mortgage Obligations (cost $438,190,402)			454,569,418

AB HIGH INCOME FUND •	47

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 6.5%
Financial Institutions – 3.6%
Banking – 1.2%
American Express Co. 6.80%, 9/01/66	U.S.$	4,555	$4,782,750
BPCE SA 5.70%, 10/22/23(a)		241	263,072
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 8.375%, 7/26/16(a)(o)		5,750	6,095,023
8.40%, 6/29/17(a)(o)		5,500	6,050,000
Credit Suisse Group Guernsey I Ltd. 7.875%, 2/24/41(a)		3,191	3,378,471
HSBC Capital Funding LP/Jersey 10.176%, 6/30/30(a)(o)		1,590	2,424,750
HSBC Holdings PLC 6.375%, 3/30/25(o)		6,779	6,990,844
ICICI Bank Ltd./Dubai 4.80%, 5/22/19(a)		5,980	6,422,681
JPMorgan Chase & Co. Series R 6.00%, 8/01/23(o)		10,893	11,192,558
Series S 6.75%, 2/01/24(o)		2,209	2,410,461
MUFG Capital Finance 5 Ltd. 6.299%, 1/25/17(o)	GBP	1,225	1,993,198
Nordea Bank AB 6.125%, 9/23/24(a)(o)	U.S.$	8,440	8,745,950
PNC Financial Services Group, Inc. (The) Series R 4.85%, 6/01/23(o)		3,888	3,810,240
Regions Bank/Birmingham AL 6.45%, 6/26/37		5,300	6,550,116
Santander Bank NA 8.75%, 5/30/18		3,800	4,461,838
Standard Chartered PLC 5.20%, 1/26/24(a)(b)		5,722	6,133,492
6.409%, 1/30/17(a)(b)(o)		3,500	3,683,750
Wells Fargo & Co. Series S 5.90%, 6/15/24(o)		2,482	2,606,100

			87,995,294

Brokerage – 0.1%
Charles Schwab Corp. (The) 7.00%, 2/01/22(b)(o)		6,830	8,076,475

48	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Finance – 0.5%
Aviation Capital Group Corp. 4.625%, 1/31/18(a)	U.S.$	2,367	$2,478,403
6.75%, 4/06/21(a)		4,820	5,598,189
7.125%, 10/15/20(a)		3,101	3,655,837
GE Capital Trust II 5.50%, 9/15/67(a)	EUR	4,000	4,906,944
General Electric Capital Corp. Series A 7.125%, 6/15/22(o)	U.S.$	4,200	4,882,500
Series B 6.25%, 12/15/22(o)		4,800	5,400,000
HSBC Finance Capital Trust IX 5.911%, 11/30/35		6,765	6,884,741

			33,806,614

Insurance – 1.5%
AAI Ltd. 6.15%, 9/07/25	AUD	700	557,551
Series 5 6.75%, 10/06/26		500	409,971
American International Group, Inc. 6.82%, 11/15/37	U.S.$	1,938	2,603,773
8.175%, 5/15/58		7,301	10,111,885
Aon Corp. 8.205%, 1/01/27		2,495	3,262,212
Assured Guaranty Municipal Holdings, Inc. 6.40%, 12/15/66(a)		1,801	1,512,840
Coventry Health Care, Inc. 5.95%, 3/15/17		1,415	1,538,916
Hartford Financial Services Group, Inc. (The) 8.125%, 6/15/38		1,856	2,099,136
Lincoln National Corp. 8.75%, 7/01/19		604	757,724
MetLife Capital Trust IV 7.875%, 12/15/37(a)		1,765	2,338,625
MetLife, Inc. 6.40%, 12/15/36		3,700	4,356,750
10.75%, 8/01/39		3,495	5,854,125
Mitsui Sumitomo Insurance Co., Ltd. 7.00%, 3/15/72(a)		3,554	4,273,035
Nationwide Mutual Insurance Co. 2.561%, 12/15/24(a)(g)		5,000	4,999,720
9.375%, 8/15/39(a)		4,546	7,127,587
Pacific Life Insurance Co. 9.25%, 6/15/39(a)		3,000	4,601,730
Prudential Financial, Inc. 5.625%, 6/15/43		13,000	13,877,500

AB HIGH INCOME FUND •	49

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Swiss Re Capital I LP 6.854%, 5/25/16(a)(o)	U.S.$	6,435	$6,724,575
Transatlantic Holdings, Inc. 8.00%, 11/30/39		2,836	3,885,524
WR Berkley Corp. 5.60%, 5/15/15		3,500	3,504,886
XLIT Ltd. 5.50%, 3/31/45		7,198	7,031,726
Series E 6.50%, 4/15/17(o)		7,233	6,365,040
ZFS Finance USA Trust II 6.45%, 12/15/65(a)		1,695	1,764,495
ZFS Finance USA Trust V 6.50%, 5/09/37(a)		3,010	3,190,600

			102,749,926

Other Finance – 0.1%
SUAM Finance BV 4.875%, 4/17/24(a)(b)		4,867	5,078,158

REITS – 0.2%
EPR Properties 5.75%, 8/15/22		3,445	3,767,903
7.75%, 7/15/20		3,036	3,649,354
Senior Housing Properties Trust 6.75%, 12/15/21		4,500	5,184,819

			12,602,076

			250,308,543

Industrial – 2.3%
Basic – 1.0%
Braskem America Finance Co. 7.125%, 7/22/41(a)		3,672	3,534,300
Braskem Finance Ltd. 5.75%, 4/15/21(a)		200	200,440
6.45%, 2/03/24		4,416	4,443,600
7.00%, 5/07/20(a)		208	215,800
CF Industries, Inc. 6.875%, 5/01/18		1,100	1,252,637
7.125%, 5/01/20		1,100	1,322,481
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. 6.125%, 6/15/19		1,298	1,372,635
6.50%, 11/15/20		3,362	3,571,957
6.625%, 5/01/21		649	686,318
6.75%, 2/01/22		1,566	1,674,054
GTL Trade Finance, Inc. 5.893%, 4/29/24(a)		1,823	1,845,788
7.25%, 4/16/44(a)		249	245,576

50	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Minsur SA 6.25%, 2/07/24(a)	U.S.$	10,297	$11,388,317
Samarco Mineracao SA 4.125%, 11/01/22(a)		740	688,200
5.75%, 10/24/23(a)		11,205	11,233,012
Southern Copper Corp. 7.50%, 7/27/35		1,500	1,722,750
Teck Resources Ltd. 6.125%, 10/01/35		5,000	4,583,445
Vale Overseas Ltd. 6.875%, 11/21/36		8,495	8,575,702
Westvaco Corp. 8.20%, 1/15/30		2,940	4,082,125
Weyerhaeuser Co. 7.375%, 3/15/32		3,308	4,352,915
8.50%, 1/15/25		1,000	1,330,392

			68,322,444

Capital Goods – 0.3%
Odebrecht Finance Ltd. 5.25%, 6/27/29(a)		6,710	5,770,600
7.125%, 6/26/42(a)		6,600	5,907,000
8.25%, 4/25/18(a)	BRL	5,903	1,518,387
Owens Corning 6.50%, 12/01/16(g)	U.S.$	21	22,497
7.00%, 12/01/36(g)		4,450	5,318,128

			18,536,612

Communications - Media – 0.2%
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		2,500	3,609,315
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(a)(o)		6,975	7,358,625
Time Warner Cable, Inc. 6.75%, 6/15/39		1,840	1,935,757

			12,903,697

Communications - Telecommunications – 0.1%
Qwest Corp. 6.75%, 12/01/21		1,000	1,147,500
6.875%, 9/15/33		5,000	5,040,610
7.625%, 6/15/15		1,590	1,600,079

			7,788,189

Consumer Cyclical - Other – 0.1%
Seminole Tribe of Florida, Inc. 6.535%, 10/01/20(a)		3,525	3,824,625
Starwood Hotels & Resorts Worldwide, Inc. 7.375%, 11/15/15		2,035	2,101,707

			5,926,332

AB HIGH INCOME FUND •	51

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.0%
AutoNation, Inc. 6.75%, 4/15/18	U.S.$	349	$391,970

Consumer Non-Cyclical – 0.1%
BRF SA 4.75%, 5/22/24(a)		2,956	3,007,730
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		332	406,980
Forest Laboratories, Inc. 5.00%, 12/15/21(a)		3,997	4,418,568
Mylan, Inc. 7.875%, 7/15/20(a)		335	352,587

			8,185,865

Energy – 0.2%
Anadarko Petroleum Corp. 8.70%, 3/15/19		2,000	2,454,200
Energy Transfer Partners LP 7.60%, 2/01/24		3,200	3,976,336
Ensco PLC 4.70%, 3/15/21		2,000	2,054,240
Enterprise Products Operating LLC Series A 8.375%, 8/01/66		2,359	2,506,909
Kinder Morgan Finance Co. LLC 5.70%, 1/05/16		470	484,770
Kinder Morgan, Inc./DE 7.00%, 6/15/17		275	301,608
Series G 7.80%, 8/01/31		2,662	3,193,018
Pioneer Natural Resources Co. 5.875%, 7/15/16		500	526,780
TransCanada PipeLines Ltd. 6.35%, 5/15/67		2,500	2,412,500

			17,910,361

Other Industrial – 0.2%
Fresnillo PLC 5.50%, 11/13/23(a)		10,414	11,191,926

Technology – 0.1%
Seagate HDD Cayman 4.75%, 6/01/23		5,000	5,245,530

Transportation - Airlines – 0.0%
America West Airlines Pass-Through Trust Series 1999-1, Class G 7.93%, 1/02/19		1,194	1,316,439

52	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Delta Air Lines Pass-Through Trust Series 2007-1A 6.821%, 8/10/22	U.S.$	891	$1,049,918

			2,366,357

			158,769,283

Utility – 0.6%
Electric – 0.4%
Consorcio Transmantaro SA 4.375%, 5/07/23(a)(b)		14,103	14,385,060
EDP Finance BV 4.90%, 10/01/19(a)		416	442,404
6.00%, 2/02/18(a)		10,232	11,134,462
Southern California Edison Co. Series E 6.25%, 2/01/22(o)		3,300	3,716,031

			29,677,957

Natural Gas – 0.2%
Empresa de Energia de Bogota SA ESP 6.125%, 11/10/21(a)		7,654	8,155,658
SourceGas LLC 5.90%, 4/01/17(a)		3,000	3,195,555

			11,351,213

			41,029,170

Total Corporates – Investment Grade (cost $412,724,955)			450,106,996

COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.3%
Non-Agency Fixed Rate CMBS – 3.3%
Banc of America Commercial Mortgage Trust Series 2007-3, Class AJ 5.735%, 6/10/49		14,989	15,668,095
Series 2007-5, Class AM 5.772%, 2/10/51		6,877	7,294,846
Banc of America Re-REMIC Trust Series 2009-UB1, Class A4B 5.666%, 6/24/50(j)(k)		3,500	3,731,000
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		2,409	2,475,936
Series 2007-T26, Class AJ 5.566%, 1/12/45		1,550	1,597,486
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class XA 2.03%, 4/10/46(r)		11,842	975,559

AB HIGH INCOME FUND •	53

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Commercial Mortgage Pass Through Certificates Series 2012-CR3, Class XA 2.321%, 10/15/45(r)	U.S.$	60,506	$6,447,327
Commercial Mortgage Trust Series 2007-GG9, Class AM 5.475%, 3/10/39		3,469	3,645,431
Series 2012-CR1, Class XA 2.284%, 5/15/45(r)		25,308	2,513,121
Series 2012-CR5, Class XA 2.03%, 12/10/45(r)		12,678	1,147,249
Series 2012-LC4, Class XA 2.586%, 12/10/44(a)(r)		36,034	3,976,341
Series 2013-LC6, Class XA 1.905%, 1/10/46(r)		65,617	5,333,059
Series 2014-CR15, Class XA 1.494%, 2/10/47(r)		13,148	877,084
Series 2014-LC15, Class D 5.109%, 4/10/47(a)		8,500	8,225,612
Series 2014-LC17, Class D 3.687%, 10/10/47(a)		7,603	6,679,276
Series 2014-UBS5, Class D 3.495%, 9/10/47(a)		3,542	2,982,055
Series 2015-DC1, Class D 4.498%, 2/10/48(a)		4,500	4,174,268
Credit Suisse Commercial Mortgage Trust Series 2006-C4, Class A3 5.467%, 9/15/39		4,359	4,543,242
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-C5, Class J 5.226%, 12/15/36(a)		2,991	3,107,173
DBUBS Mortgage Trust Series 2011-LC2A, Class D 5.64%, 7/10/44(a)		2,500	2,680,870
GS Mortgage Securities Corp. II Series 2012-GCJ9, Class XA 2.512%, 11/10/45(r)		9,112	1,036,443
Series 2013-GC10, Class XA 1.867%, 2/10/46(r)		5,217	488,909
GS Mortgage Securities Trust Series 2006-GG6, Class AJ 5.708%, 4/10/38		11,756	12,011,764
Series 2011-GC5, Class C 5.475%, 8/10/44(a)		7,937	8,868,993
Series 2012-GCJ7, Class XA 2.73%, 5/10/45(r)		35,819	3,796,789
Series 2013-GC13, Class D 4.206%, 7/10/46(a)		1,500	1,421,807

54	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2014-GC18, Class D 5.113%, 1/10/47(a)	U.S.$	4,503	$4,454,741
Series 2014-GC20, Class D 5.029%, 4/10/47(a)		995	968,091
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class D 5.414%, 6/15/45(a)		5,000	5,358,243
Series 2012-CBX, Class E 5.414%, 6/15/45(a)		6,521	6,798,203
JPMBB Commercial Mortgage Securities Trust Series 2014-C23, Class D 4.109%, 9/15/47(a)		4,859	4,405,132
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-CB19, Class AM 5.885%, 2/12/49		10,321	10,897,459
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class AJ 5.276%, 2/15/41		1,977	1,996,360
Series 2007-C2, Class AM 5.493%, 2/15/40		3,927	4,153,776
Series 2008-C1, Class AJ 6.321%, 4/15/41		378	309,736
LSTAR Commercial Mortgage Trust Series 2011-1, Class C 5.443%, 6/25/43(a)		45	44,476
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class AJ 5.137%, 7/12/38		2,700	2,709,709
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C5, Class XA 2.017%, 8/15/45(a)(r)		21,784	1,717,788
Series 2012-C6, Class XA 2.282%, 11/15/45(a)(r)		50,385	4,491,394
Series 2014-C19, Class D 3.25%, 12/15/47(a)		8,153	6,890,557
Morgan Stanley Capital I Trust Series 2007-IQ16, Class AJA 6.33%, 12/12/49		2,274	2,162,007
UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class D 5.047%, 5/10/63(a)		2,300	2,425,927
Series 2012-C4, Class XA 1.99%, 12/10/45(a)(r)		3,879	380,278

AB HIGH INCOME FUND •	55

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Wachovia Bank Commercial Mortgage Trust Series 2005-C22, Class AJ 5.529%, 12/15/44	U.S.$	3,000	$3,029,757
Wells Fargo Commercial Mortgage Trust Series 2010-C1, Class XA 1.579%, 11/15/43(a)(r)		9,538	537,107
Series 2014-LC18, Class D 3.957%, 12/15/47(a)		5,000	4,409,735
Series 2015-LC20, Class D 4.511%, 4/15/50(a)		2,643	2,423,747
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 5.413%, 6/15/44(a)(l)		2,576	2,796,446
Series 2012-C6, Class D 5.747%, 4/15/45(a)		1,300	1,402,947
Series 2012-C7, Class XA 1.721%, 6/15/45(a)(r)		8,049	669,538
Series 2012-C8, Class E 5.038%, 8/15/45(a)		3,400	3,523,556
Series 2014-C20, Class D 3.986%, 5/15/47(a)		10,906	9,946,201
Series 2014-C21, Class D 3.497%, 8/15/47(a)		10,000	8,664,820
Series 2014-C23, Class D 4.138%, 10/15/57(a)		13,722	12,455,387

Total Commercial Mortgage-Backed Securities (cost $212,290,917)			225,722,853

EMERGING MARKETS – CORPORATE BONDS – 3.0%
Industrial – 2.6%
Basic – 0.5%
Elementia SAB de CV 5.50%, 1/15/25(a)		2,208	2,196,960
Gold Fields Orogen Holdings BVI Ltd. 4.875%, 10/07/20(a)		9,969	8,997,022
Sappi Papier Holding GmbH 6.625%, 4/15/21(a)		3,030	3,166,350
7.75%, 7/15/17(a)		6,184	6,709,640
Tupy Overseas SA 6.625%, 7/17/24(a)		2,638	2,654,487
Vedanta Resources PLC 6.00%, 1/31/19(a)		1,566	1,483,785
6.00%, 1/31/19(a)(b)		825	781,688
8.25%, 6/07/21(a)(b)		3,455	3,437,725
9.50%, 7/18/18(a)		1,943	2,015,863

			31,443,520

56	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.5%
CEMEX Espana SA/Luxembourg 9.875%, 4/30/19(a)	U.S.$	10,290	$11,364,070
Cemex Finance LLC 9.375%, 10/12/22(a)		4,406	5,038,261
Cemex SAB de CV 5.70%, 1/11/25(a)		7,161	7,176,754
Ferreycorp SAA 4.875%, 4/26/20(a)(b)		4,418	4,354,747
Grupo Cementos de Chihuahua SAB de CV 8.125%, 2/08/20(a)		830	898,475
Grupo KUO SAB De CV 6.25%, 12/04/22(a)		696	720,012
Servicios Corporativos Javer SAPI de CV 9.875%, 4/06/21(a)		6,414	6,808,462

			36,360,781

Communications - Media – 0.1%
Myriad International Holdings BV 6.00%, 7/18/20(a)		6,983	7,739,811

Communications - Telecommunications – 0.3%
Comcel Trust via Comunicaciones Celulares SA 6.875%, 2/06/24(a)		6,131	6,575,497
Digicel Group Ltd. 8.25%, 9/30/20(a)		9,000	9,213,750
Digicel Ltd. 6.00%, 4/15/21(a)		3,750	3,640,163
6.75%, 3/01/23(a)		3,270	3,222,585

			22,651,995

Consumer Cyclical - Other – 0.1%
Theta Capital Pte Ltd. 6.125%, 11/14/20(a)		465	471,283
7.00%, 5/16/19-4/11/22(a)		6,178	6,435,393

			6,906,676

Consumer Cyclical - Retailers – 0.3%
Edcon Ltd. 9.50%, 3/01/18(a)(b)	EUR	2,675	2,432,935
9.50%, 3/01/18(a)	U.S.$	2,820	2,287,584
9.50%, 3/01/18(a)	EUR	2,575	2,339,915
Office Depot de Mexico SA de CV 6.875%, 9/20/20(a)	U.S.$	12,250	13,168,750

			20,229,184

AB HIGH INCOME FUND •	57

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.5%
Cosan Luxembourg SA 9.50%, 3/14/18(a)	BRL	13,070	$3,666,168
Marfrig Holding Europe BV 8.375%, 5/09/18(a)(b)	U.S.$	11,548	11,228,120
Marfrig Overseas Ltd. 9.50%, 5/04/20(a)		3,859	3,772,173
Minerva Luxembourg SA 7.75%, 1/31/23(a)		10,488	10,461,780
Tonon Bioenergia SA 9.25%, 1/24/20(a)		6,355	1,143,900
USJ Acucar e Alcool SA 9.875%, 11/09/19(a)		1,670	601,200
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(c)(k)		13,674	485,427
10.875%, 1/13/20(c)(k)		2,500	253,125
11.75%, 2/09/22(c)(k)		13,613	136,130

			31,748,023

Transportation - Airlines – 0.3%
Guanay Finance Ltd. 6.00%, 12/15/20(a)		5,082	5,355,157
TAM Capital 3, Inc. 8.375%, 6/03/21(a)		12,957	13,216,140

			18,571,297

			175,651,287

Financial Institutions – 0.3%
Banking – 0.2%
Turkiye Vakiflar Bankasi Tao 6.00%, 11/01/22(a)(b)		12,500	12,317,500

Finance – 0.1%
CIMPOR Financial Operations BV 5.75%, 7/17/24(a)		7,640	6,914,200

			19,231,700

Utility – 0.1%
Electric – 0.1%
AES El Salvador Trust II 6.75%, 3/28/23(a)		3,050	2,775,500
ContourGlobal Power Holdings SA 7.125%, 6/01/19(a)(b)		6,556	6,841,186

			9,616,686

Total Emerging Markets – Corporate Bonds (cost $231,164,569)			204,499,673

58	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BANK LOANS – 2.7%
Industrial – 2.3%
Basic – 0.1%
FMG Resources (August 2006) Pty LTD (FMG America Finance, Inc.) 3.75%, 6/30/19(g)	U.S.$	7,606	$6,858,712

Capital Goods – 0.2%
Berry Plastics Corporation 3.75%, 1/06/21(g)		5,056	5,069,381
ClubCorp Club Operations, Inc. 4.50%, 7/24/20(g)		2,348	2,362,302
Serta Simmons Holdings, LLC 4.25%, 10/01/19(g)		5,268	5,298,656

			12,730,339

Communications - Media – 0.1%
Advantage Sales & Marketing Inc. 7.50%, 7/25/22(g)		5,978	6,000,194
TWCC Holding Corp. 7.00%, 6/26/20(g)		3,525	3,295,875

			9,296,069

Consumer Cyclical - Automotive – 0.3%
Affinia Group Inc. 4.75%, 4/27/20(g)		7,041	7,053,822
Navistar, Inc. 5.75%, 8/17/17(g)		3,605	3,620,790
TI Group Automotive Systems LLC 4.25%, 7/02/21(g)		7,789	7,795,857

			18,470,469

Consumer Cyclical - Entertainment – 0.2%
Kasima, LLC (Digital Cinema Implementation Partners, LLC) 3.25%, 5/17/21(g)		3,143	3,134,204
NCL Corp., Ltd. (aka Norwegian Cruise Lines) 4.00%, 11/19/21(g)		1,375	1,387,197
Station Casinos LLC 4.25%, 3/02/20(g)		6,834	6,872,465

			11,393,866

Consumer Cyclical - Other – 0.3%
CityCenter Holdings, LLC 4.25%, 10/16/20(g)		9,547	9,606,950
La Quinta Intermediate Holdings L.L.C. 4.00%, 4/14/21(g)		2,965	2,973,100
New HB Acquisition, LLC 6.75%, 4/09/20(g)		10,692	10,879,110

			23,459,160

AB HIGH INCOME FUND •	59

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.3%
Burlington Coat Factory Warehouse Corporation 4.25%, 8/13/21(g)	U.S.$	605	$608,137
Dollar Tree, Inc. 4.25%, 3/09/22(g)		251	253,914
Harbor Freight Tools USA, Inc. 4.75%, 7/26/19(g)		2,269	2,283,036
J.C. Penney Corporation, Inc. 6.00%, 5/22/18(g)		6,779	6,774,979
Men’s Wearhouse, Inc. (The) 5.00%, 6/18/21		2,755	2,775,906
Michaels Stores, Inc. 4.00%, 1/28/20(g)		3,111	3,126,609
PetSmart, Inc. 5.00%, 3/11/22(g)		4,734	4,790,003
Rite Aid Corporation 5.75%, 8/21/20(g)		3,000	3,033,750

			23,646,334

Consumer Non-Cyclical – 0.3%
Acadia Healthcare Company, Inc. 4.25%, 2/11/22(g)		524	529,144
ConvaTec Inc. 4.00%, 12/22/16(g)		1,124	1,123,240
Grifols Worldwide Operations Ltd. 3.18%, 2/27/21(g)		3,218	3,224,611
H. J. Heinz Company 3.25%, 6/05/20(g)		2,489	2,492,590
Ortho-Clinical Diagnostics Holdings Luxembourg S.Ã.r.l. 4.75%, 6/30/21(g)		4,000	3,986,422
Par Pharmaceutical Companies, Inc. (Par Pharmaceuticals, Inc.) 4.00%, 9/30/19(g)		1,853	1,855,111
Pharmedium Healthcare Corp. 7.75%, 1/28/22(g)		6,656	6,647,294

			19,858,412

Energy – 0.1%
Seadrill Operating LP (Seadrill Partners Finco LLC) 4.00%, 2/21/21(g)		5,204	4,254,372

Other Industrial – 0.2%
Accudyne Industries Borrower S.C.A./Accudyne Industries LLC (aka Hamilton Sundstrand) 4.00%, 12/13/19(g)		4,577	4,461,300

60	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Education Management II LLC 5.50%, 7/02/20(g)	U.S.$	713	$644,878
8.50%, 7/02/20(g)		1,208	933,316
Gardner Denver, Inc. 4.25%, 7/30/20(g)		5,467	5,330,628
Laureate Education, Inc. 5.00%, 6/15/18(g)		2,701	2,606,629
Liberty Tire Recycling Group 4/01/16(j)(m)		327	323,486
Unifrax Holding Co. 5.25%, 11/28/18(g)	EUR	2,744	3,106,307

			17,406,544

Technology – 0.2%
Avaya Inc. 4.68%, 10/26/17(g)	U.S.$	3,118	3,103,187
6.50%, 3/31/18(g)		561	560,470
BMC Software Finance Inc. 5.00%, 9/10/20(g)		3,969	3,902,282
Smart Modular Technologies (Global), Inc. 8.25%, 8/26/17(g)		4,545	4,522,013

			12,087,952

			159,462,229

Financial Institutions – 0.2%
Insurance – 0.1%
Hub International Limited 4.00%, 10/02/20(g)		4,433	4,418,895

Other Finance – 0.1%
Travelport Finance (Luxembourg) S.Ã r.l. 5.75%, 9/02/21(g)		10,154	10,251,008

			14,669,903

Utility – 0.2%
Electric – 0.2%
Energy Future Intermediate Holding Company LLC (EFIH Finance, Inc.) 4.25%, 6/19/16(g)		9,316	9,366,642

Total Bank Loans (cost $184,757,278)			183,498,774

EMERGING MARKETS – SOVEREIGNS – 2.6%
Argentina – 0.3%
Argentina Boden Bonds 7.00%, 10/03/15		13,702	13,431,358
Argentina Bonar Bonds 8.75%, 5/07/24		8,275	8,227,304

			21,658,662

AB HIGH INCOME FUND •	61

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Dominican Republic – 0.3%
Dominican Republic International Bond 7.45%, 4/30/44(a)	U.S.$	5,621	$6,323,625
8.625%, 4/20/27(a)		14,203	17,008,093

			23,331,718

El Salvador – 0.2%
El Salvador Government International Bond 7.375%, 12/01/19(a)		1,495	1,637,025
7.625%, 9/21/34(a)		872	935,870
7.65%, 6/15/35(a)		11,545	12,151,112
7.75%, 1/24/23(a)		700	785,750

			15,509,757

Gabon – 0.1%
Gabonese Republic 6.375%, 12/12/24(a)		3,785	3,821,402

Ghana – 0.1%
Republic of Ghana 7.875%, 8/07/23(a)(b)		1,818	1,754,555
8.50%, 10/04/17(a)(b)		2,928	3,037,800

			4,792,355

Ivory Coast – 0.7%
Ivory Coast Government International Bond 5.75%, 12/31/32(a)		37,847	36,181,732
6.375%, 3/03/28(a)		9,923	9,947,808

			46,129,540

Jamaica – 0.0%
Jamaica Government International Bond 7.625%, 7/09/25		2,302	2,566,730

Kenya – 0.1%
Kenya Government International Bond 5.875%, 6/24/19(a)		3,124	3,231,247

Lebanon – 0.1%
Lebanon Government International Bond 6.00%, 1/27/23(a)		3,813	3,875,724
Series E 6.10%, 10/04/22(a)		2,900	2,958,000

			6,833,724

Pakistan – 0.1%
Pakistan Government International Bond 7.25%, 4/15/19(a)		7,468	7,869,442

62	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Serbia – 0.0%
Republic of Serbia 6.75%, 11/01/24(a)	U.S.$	646	$655,744

Sri Lanka – 0.1%
Sri Lanka Government International Bond 6.00%, 1/14/19(a)		3,825	3,949,313

Venezuela – 0.4%
Venezuela Government International Bond 7.65%, 4/21/25		6,636	2,836,890
9.00%, 5/07/23(a)		4,555	2,072,570
9.25%, 9/15/27		35,750	17,517,500
9.25%, 5/07/28(a)		1,500	663,750
11.75%, 10/21/26(a)		2,372	1,203,841
11.95%, 8/05/31(a)		1,704	860,419

			25,154,970

Zambia – 0.1%
Zambia Government International Bond 8.50%, 4/14/24(a)		9,236	10,003,696

Total Emerging Markets – Sovereigns (cost $168,264,234)			175,508,300

		Shares
PREFERRED STOCKS – 1.5%
Financial Institutions – 1.4%
Brandywine Realty Trust Series E 6.90%		48,100	1,245,790
Cedar Realty Trust, Inc. Series B 7.25%		16,370	423,819
GMAC Capital Trust I 8.125%		310,800	8,167,824
Goldman Sachs Group, Inc. (The) Series J 5.50%		299,200	7,432,128
Hartford Financial Services Group, Inc. (The) 7.875%		170,000	5,317,600
Health Care REIT, Inc. Series J 6.50%		51,650	1,339,284
Hersha Hospitality Trust Series C 6.875%		100,150	2,594,516
Kimco Realty Corp. Series I 6.00%		88,400	2,240,940

AB HIGH INCOME FUND •	63

Portfolio of Investments

Company	Shares	U.S. $ Value

Morgan Stanley 6.875%	277,200	$7,595,280
National Retail Properties, Inc. Series E 5.70%	123,925	3,007,660
Public Storage Series W 5.20%	86,650	2,088,265
Public Storage Series X 5.20%	7,000	169,330
RBS Capital Funding Trust V Series E 5.90%	427,925	10,539,793
Royal Bank of Scotland Group PLC Series M 6.40%	560,000	14,016,800
Sabra Health Care REIT, Inc. Series A 7.125%	93,375	2,503,384
Santander Finance Preferred SAU 6.80%	67,000	1,717,880
Sovereign Real Estate Investment Trust 12.00%(a)	501	655,057
State Street Corp. Series D 5.90%	82,375	2,218,359
US Bancorp/MN Series F 6.50%	270,000	8,040,600
Wells Fargo & Co. 5.85%	30,500	802,455
Wells Fargo & Co. 6.625%	297,650	8,369,918
XLIT Ltd. Series D 3.395%(g)	3,750	3,094,922
Zions Bancorporation Series G 6.30%	75,000	2,013,000

		95,594,604

Industrial – 0.1%
Centaur Funding Corp. 9.08%(a)	6,280	7,834,300
Education Management LLC 0.00%	26,954	269,540
Education Management LLC 0.00%	9,507	570,420

		8,674,260

64	• AB HIGH INCOME FUND

Portfolio of Investments

Company		Shares	U.S. $ Value

Utility – 0.0%
SCE Trust III 5.75%		60,000	$1,629,000

Total Preferred Stocks (cost $92,598,732)			105,897,864

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN AGENCIES – 1.1%
Brazil – 0.4%
Banco do Brasil SA/Cayman 9.00%, 6/18/24(a)(o)	U.S.$	10,500	9,712,500
Petrobras Global Finance BV 4.875%, 3/17/20		7,385	7,115,300
5.375%, 1/27/21		8,624	8,277,315
5.75%, 1/20/20		1,011	1,008,472

			26,113,587

Canada – 0.0%
NOVA Chemicals Corp. 5.00%, 5/01/25(a)		2,349	2,475,259

Colombia – 0.1%
Ecopetrol SA 5.875%, 5/28/45		6,355	6,092,856
Empresas Publicas de Medellin ESP 7.625%, 7/29/19(a)		1,277	1,503,029

			7,595,885

Dominican Republic – 0.1%
Banco de Reservas de la Republica Dominicana 7.00%, 2/01/23(a)		7,253	7,247,234

Israel – 0.1%
Israel Electric Corp. Ltd. 5.00%, 11/12/24(a)		5,373	5,702,096

Morocco – 0.0%
OCP SA 5.625%, 4/25/24(a)		2,708	2,891,332

Norway – 0.1%
Eksportfinans ASA 2.00%, 9/15/15		356	356,434
2.375%, 5/25/16		4,218	4,233,818

			4,590,252

AB HIGH INCOME FUND •	65

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Spain – 0.0%
Instituto de Credito Oficial 4.53%, 3/17/16	CAD	2,700	$2,281,293

United Arab Emirates – 0.3%
Dubai Holding Commercial Operations MTN Ltd. 6.00%, 2/01/17	GBP	10,900	17,189,943

Total Governments – Sovereign Agencies (cost $75,847,013)			76,086,881

		Shares
COMMON STOCKS – 0.9%
Exide Corp.(e)		332,502	630,690
iPayment, Inc.(e)		573,243	2,006,349
Keystone Automotive Operations(e)(j)(m)		41,929	104,823
Liberty Tire Recycling LLC(e)(j)(m)		128,591	– 0	–^
Mt. Logan Re Ltd. (Preference Shares)(e)		25,000	25,048,405
Mt. Logan Re Ltd. (Preference Shares)(e)(f)		29,452	29,787,016
Neenah Enterprises, Inc.(e)(j)(m)		49,578	396,624
New Cotai LLC/New Cotai Capital Corp.(e)(j)(m)		13	260,819
Travelport LLC(e)		292,343	4,627,790

Total Common Stocks (cost $63,246,804)			62,862,516

		Principal Amount (000)
WHOLE LOAN TRUSTS – 0.8%
Performing Asset – 0.8%
Aeroservicios Especializado SA 10.75%, 3/19/18(j)(m)	U.S.$	7,011	6,801,035
Alpha Credit Debt Fund LLC 15.00%, 12/31/17(j)(m)		2,237	2,236,851
Cara Aircraft Leasing 28548, Inc. 8.00%, 12/02/19(j)(m)		1,376	1,375,726
Cara Aircraft Leasing 28868, Inc. 8.00%, 12/02/19(j)(m)		1,596	1,596,004
Deutsche Bank Mexico SA 8.00%, 10/31/34(j)(l)(m)	MXN	48,740	2,277,199
8.00%, 10/31/34(j)(m)		103,690	4,844,549
Ede Del Este SA (DPP) 12.00%, 3/31/16(j)(m)	U.S.$	655	668,122
Ede Del Este SA (ITABO) 12.00%, 3/31/16(j)(m)		1,373	1,401,133
Finalam, S.a. De C.v. 17.25%, 8/06/19(j)(m)	MXN	56,488	3,681,935

66	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Flexpath Capital, Inc. 12.00%, 9/30/19(j)(m)	U.S.$	3,187	$3,186,659
Flexpath Wh I LLC 13.00%, 4/01/20(j)(m)		4,694	4,559,995
Recife Funding – Sec Loan Note 11/05/29(j)(m)		9,586	9,507,425
Sheridan Auto Loan Holdings I LLC 10.00%, 9/30/20(j)(m)		3,068	3,067,543
Sheridan Consumer Finance Trust 9.373%, 4/01/20(g)(j)(m)		9,809	9,905,085

Total Whole Loan Trusts (cost $56,274,458)			55,109,261

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 0.6%
United States – 0.6%
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47		12,175	9,972,177
Golden State Tobacco Securitization Corp. Series 2007A-1 5.125%, 6/01/47		7,145	5,667,914
Iowa Tobacco Settlement Authority Series 2005C 5.625%, 6/01/46		5,220	4,761,579
Michigan Tobacco Settlement Finance Authority Series 2007A 6.00%, 6/01/48		6,825	5,729,929
State of California Series 2010 7.60%, 11/01/40		1,200	1,866,624
7.625%, 3/01/40		1,250	1,920,025
7.95%, 3/01/36		2,235	2,735,059
State of Illinois Series 2010 7.35%, 7/01/35		4,120	4,857,851
Tobacco Settlement Financing Corp./NJ Series 20071A 5.00%, 6/01/41		3,855	2,993,485
Tobacco Settlement Financing Corp./VA Series 2007B1 5.00%, 6/01/47		4,520	3,200,522

Total Local Governments – Municipal Bonds (cost $42,592,505)			43,705,165

AB HIGH INCOME FUND •	67

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN BONDS – 0.6%
Bahrain – 0.1%
Bahrain Government International Bond 6.00%, 9/19/44(a)	U.S.$	9,700	$9,481,750

Croatia – 0.1%
Croatia Government International Bond 6.625%, 7/14/20(a)		5,350	5,956,904

Indonesia – 0.0%
Indonesia Government International Bond 8.50%, 10/12/35(a)		1,645	2,377,025

Romania – 0.1%
Romanian Government International Bond 4.875%, 1/22/24(a)		6,000	6,577,500

Turkey – 0.1%
Turkey Government International Bond 5.625%, 3/30/21		6,615	7,216,303
7.375%, 2/05/25		1,649	2,026,209

			9,242,512

United Arab Emirates – 0.2%
Emirate of Dubai Government International Bonds 7.75%, 10/05/20(a)(b)		7,645	9,497,766

Total Governments – Sovereign Bonds (cost $38,947,571)			43,133,457

EMERGING MARKETS – TREASURIES – 0.6%
Dominican Republic – 0.5%
Dominican Republic International Bond 10.50%, 1/17/20(a)	DOP	347,740	7,969,265
12.00%, 1/20/22(a)		347,740	8,229,575
15.95%, 6/04/21(k)		52,700	1,504,436
16.00%, 7/10/20(k)		563,400	15,797,381

			33,500,657

Indonesia – 0.1%
Indonesia – Recap Linked Note (JPMC) 9.50%, 5/17/41	IDR	68,280,000	5,939,109

Total Emerging Markets – Treasuries (cost $41,425,369)			39,439,766

68	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 0.5%
Quasi-Sovereign Bonds – 0.5%
Hungary – 0.1%
Magyar Export-Import Bank ZRT 5.50%, 2/12/18(a)	U.S.$	3,291	$3,515,578

Indonesia – 0.2%
Majapahit Holding BV 7.875%, 6/29/37(a)		5,600	7,147,000
Pertamina Persero PT 6.00%, 5/03/42(a)		720	721,800
Perusahaan Listrik Negara PT 5.25%, 10/24/42(a)(b)		11,216	10,599,120

			18,467,920

Kazakhstan – 0.0%
KazMunayGas National Co. JSC 7.00%, 5/05/20(a)		1,546	1,683,594

South Africa – 0.1%
Eskom Holdings SOC Ltd. 7.125%, 2/11/25(a)		3,760	3,920,552

Venezuela – 0.1%
Petroleos de Venezuela SA 6.00%, 5/16/24-11/15/26(a)		15,000	6,300,000

Total Quasi-Sovereigns (cost $34,471,772)			33,887,644

ASSET-BACKED SECURITIES – 0.3%
Home Equity Loans - Fixed Rate – 0.2%
Countrywide Asset-Backed Certificates Trust Series 2005-7, Class AF5W 5.054%, 10/25/35		2,108	2,083,796
CSAB Mortgage-Backed Trust Series 2006-2, Class A6A 5.72%, 9/25/36		1,331	995,163
GSAA Home Equity Trust Series 2005-12, Class AF5 5.659%, 9/25/35		2,300	2,081,196
Series 2006-10, Class AF3 5.985%, 6/25/36		1,950	1,129,839
Lehman XS Trust Series 2006-17, Class WF32 5.55%, 11/25/36		1,916	1,742,318
Morgan Stanley Mortgage Loan Trust Series 2006-15XS, Class A3 5.988%, 11/25/36		1,826	1,204,201

AB HIGH INCOME FUND •	69

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007-8XS, Class A2 6.00%, 4/25/37	U.S.$	1,673	$1,076,083

			10,312,596

Home Equity Loans - Floating Rate – 0.1%
GSAA Home Equity Trust Series 2006-6, Class AF4 6.121%, 3/25/36(g)		4,862	2,850,570
Series 2006-6, Class AF5 6.241%, 3/25/36(g)		3,934	2,306,257
Lehman XS Trust Series 2007-6, Class 3A5 5.145%, 5/25/37(l)		755	839,647

			5,996,474

Total Asset-Backed Securities (cost $15,910,375)			16,309,070

AGENCIES – 0.1%
Agency Subordinated – 0.1%
CITGO Petroleum Corp. 6.25%, 8/15/22(a) (cost $8,619,783)		8,609	8,415,297

INFLATION-LINKED SECURITIES – 0.1%
Uruguay – 0.1%
Uruguay Government International Bond 5.00%, 9/14/18 (cost $8,859,967)	UYU	211,575	8,229,916

		Shares
INVESTMENT COMPANIES – 0.1%
Funds and Investment Trusts – 0.1%
OCL Opportunities Fund I(e)(j)(m)		55,193	6,159,524
OCL Opportunities Fund II(e)(j)(m)		11,474	1,503,237

Total Investment Companies (cost $8,544,920)			7,662,761

		Principal Amount (000)
LOCAL GOVERNMENTS – REGIONAL BONDS – 0.1%
Argentina – 0.1%
Provincia de Cordoba 12.375%, 8/17/17(a) (cost $4,304,385)	U.S.$	4,226	4,395,040

70	• AB HIGH INCOME FUND

Portfolio of Investments

		Contracts		U.S. $ Value

OPTIONS PURCHASED – CALLS – 0.0%
Options on Forward Contracts – 0.0%
TRY/USD Expiration: Jul 2015, Exercise Price: TRY 2.67 (premiums paid $1,428,212)		275,330,400		$1,860,123

		Notional Amount (000)
OPTIONS PURCHASED – PUTS – 0.0%
Swaptions – 0.0%
CDX-NAHY Series 24, 5 Year Index RTP, Barclays Bank PLC Expiration: May 2015, (premiums paid $803,915)		229,690		652,496

		Shares
WARRANTS – 0.0%
Alion Science and Technology Corp., expiring 3/15/17(e)(j)(k)		1,050		– 0	–
FairPoint Communications, Inc., expiring 1/24/18(e)(m)		6,740		337
iPayment Holdings, Inc., expiring 11/15/18(e)(m)		2,952		10,332
iPayment Holdings, Inc., expiring 12/29/22(e)(j)(m)		1,515,784		454,735
Talon Equity Co. NV, expiring 11/24/15(e)(j)(m)		877		– 0	–

Total Warrants (cost $6)				465,404

SHORT-TERM INVESTMENTS – 8.6%
Investment Companies – 8.5%
AB Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.10%(s)(t) (cost $588,590,707)		588,590,707		588,590,707

		Principal Amount (000)
TIME DEPOSITS – 0.1%
ANZ, London 0.08%, 5/01/15	GBP	1,823		2,797,999
BBH Grand Cayman 0.115%, 5/04/15	NOK	– 0	–**	27
0.15%, 5/01/15	CAD	– 0	–**	– 0	–^
1.21%, 5/01/15	AUD	17		13,362

AB HIGH INCOME FUND •	71

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BTMU, Grand Cayman 0.005%, 5/01/15	JPY	3,656	$30,621
DNB, Oslo (0.195)%, 5/04/15	EUR	4,225	4,743,965

Total Time Deposits (cost $7,552,792)			7,585,974

GOVERNMENTS – TREASURIES – 0.0%
Uruguay Treasury Bills Zero Coupon, 5/04/15-6/22/15 (cost $2,851,253)	UYU	70,022	2,644,593

Total Short-Term Investments (cost $598,994,752)			598,821,274

Total Investments – 111.2% (cost $7,689,072,218)			7,676,129,857
Other assets less liabilities – (11.2)%			(772,139,543)

Net Assets – 100.0%			$6,903,990,314

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	USD	36,400	TWD	1,106,609	6/12/15	$(261,102)
BNP Paribas SA	AUD	278,456	USD	212,378	5/15/15	(7,843,256)
BNP Paribas SA	USD	68,188	MXN	1,041,585	5/28/15	(416,039)
BNP Paribas SA	USD	51,560	TRY	144,567	7/27/15	1,209,565
Brown Brothers Harriman & Co.	USD	11,480	AUD	14,254	5/15/15	(207,105)
Brown Brothers Harriman & Co.	USD	78	MXN	1,200	5/28/15	474
Brown Brothers Harriman & Co.	NOK	29,275	USD	3,702	6/10/15	(182,080)
Brown Brothers Harriman & Co.	EUR	1,580	USD	1,771	6/18/15	(4,732)
Citibank, NA NY	USD	7,269	AUD	9,252	5/15/15	48,471
Citibank, NA NY	EUR	212,245	USD	231,917	6/18/15	(6,545,596)
Credit Suisse International	USD	67,258	CHF	64,062	5/13/15	1,426,949
Credit Suisse International	USD	24,499	TRY	65,509	5/22/15	(120,410)
Deutsche Bank AG	BRL	21,231	USD	6,752	5/05/15	(292,320)
Deutsche Bank AG	USD	7,092	BRL	21,231	5/05/15	(48,019)
Deutsche Bank AG	CAD	101,017	USD	81,268	5/15/15	(2,446,679)
Deutsche Bank AG	TRY	144,567	USD	51,560	7/27/15	(1,209,467)
Goldman Sachs Bank USA	BRL	244,712	USD	83,534	5/05/15	2,342,127
Goldman Sachs Bank USA	USD	81,745	BRL	244,712	5/05/15	(553,473)
Goldman Sachs Bank USA	CHF	66,567	USD	69,617	5/13/15	(1,753,752)
Goldman Sachs Bank USA	USD	8,304	COP	20,869,552	5/20/15	443,185
Goldman Sachs Bank USA	NZD	91,346	USD	68,572	5/22/15	(1,022,128)
Goldman Sachs Bank USA	USD	82,750	BRL	244,712	6/02/15	(2,382,896)
HSBC Bank USA	MXN	156,525	USD	10,231	5/28/15	46,585
Morgan Stanley & Co., Inc.	USD	34,368	PEN	107,950	5/13/15	62,668
Morgan Stanley & Co., Inc.	SGD	47,274	USD	35,070	6/05/15	(632,887)

72	• AB HIGH INCOME FUND

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Nomura International PLC	AUD	10,040	USD	7,649	5/15/15	$(292,067)
Nomura International PLC	BRL	21,172	USD	7,094	6/02/15	140,792
Northern Trust Co-Trust	GBP	223,447	USD	333,710	6/04/15	(9,203,165)
Royal Bank of Scotland PLC	USD	34,380	PEN	107,950	5/13/15	50,628
Royal Bank of Scotland PLC	USD	51,421	COP	130,298,942	5/20/15	3,191,211
Royal Bank of Scotland PLC	USD	16,166	INR	1,015,319	5/22/15	(263,880)
Royal Bank of Scotland PLC	USD	46,387	TRY	124,232	5/22/15	(155,123)
Royal Bank of Scotland PLC	USD	37,322	ZAR	454,263	5/28/15	708,453
Royal Bank of Scotland PLC	USD	1,127	GBP	750	6/04/15	23,603
Royal Bank of Scotland PLC	TWD	1,099,879	USD	35,423	6/12/15	(496,156)
Standard Chartered Bank	USD	59,336	IDR	779,381,764	5/29/15	352,675
UBS AG	BRL	265,943	USD	88,837	5/05/15	601,492
UBS AG	USD	82,886	BRL	265,943	5/05/15	5,349,321
UBS AG	USD	2,593	CHF	2,572	5/13/15	163,765

						$(20,170,368)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counterparty	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
CDX-NAHY Series 24, 5 Year Index	Barclays Bank PLC	Buy	0.01%	5/20/15	$229,690	$229,690	$(113,924)

CURRENCY OPTIONS WRITTEN (see Note D)

Description	Exercise Price		Expiration Date	Contracts (000)		Premiums Received	U.S. $ Value
Put-TRY vs. USD	TRY	3.01	7/24/15	TRY	310,391	$1,663,325	$(971,381)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2015	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	(1.00)%	0.64%		$435,000	$(8,212,468)	$(498,917)
CDX-NAIG Series 21, 5 Year Index, 12/20/18*	(1.00)	0.48		600,000	(11,775,850)	(6,121,160)
iTraxx Europe Crossover Series 21, 5 Yr Index, 6/20/19*	(5.00)	1.79	EUR	27,195	(4,035,422)	(587,155)
Sale Contracts
Morgan Stanley & Co., LLC/(INTRCONX):
CDX NAHY Series 23, 5 Year Index, 12/20/19*	5.00	3.00		$34,266	2,992,583	208,964
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	5.00	2.51		28,567	2,556,970	997,191

AB HIGH INCOME FUND •	73

Portfolio of Investments

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2015	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 23, 5 Year Index, 6/20/20*	5.00%	3.39%	$8,448	$644,915	$34,773
CDX-NAHY Series 23, 5 Year Index, 6/20/20*	5.00	3.39	8,447	644,838	10,967
CDX-NAHY Series 24, 5 Year Index, 6/20/18*	1.00	0.39	51,660	1,040,061	431,334
CDX-NAHY Series 24, 5 Year Index, 6/20/19*	5.00	3.39	9,873	753,698	56,220
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.39	8,449	644,991	16,020
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.39	5,407	412,767	6,486
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.39	8,448	644,914	21,034
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.39	8,449	644,991	(9,595)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.39	8,448	644,915	6,126
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.39	5,914	451,471	6,042
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.39	8,447	644,839	281
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.39	8,448	644,915	(9,161)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.39	8,448	644,914	35,992
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.39	11,997	915,843	43,471
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.39	8,448	644,915	51,732
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.39	27,877	2,128,111	192,670
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.39	13,640	1,041,268	130,242
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.39	12,417	947,905	124,662
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.39	8,448	644,915	84,815
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.39	8,449	644,991	59,840
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.39	8,448	644,914	78,948
CDX-NAIG Series 21, 5 Year Index, 6/20/20*	5.00	3.39	8,920	680,947	12,950
CDX-NAIG Series 24, 5 Year Index, 12/20/18*	1.00	0.48	600,000	11,775,850	719,628

				$10,057,701	$(3,895,600)

*	Termination date

74	• AB HIGH INCOME FUND

Portfolio of Investments

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co. LLC/(CME)	$720,340	2/27/20	1.63%	3 Month LIBOR	$(4,554,597)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC
Beazer Homes USA, Inc., 9.125%, 6/15/18, 3/20/17*	(5.00)%	1.53%	$17,972	$(1,239,653)	$(983,455)	$(256,198)
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 3/20/17*	(5.00)	3.43	16,829	(526,928)	(658,202)	131,274
Tenet Healthcare Corporation, 6.875%, 11/15/31, 6/20/17*	(5.00)	0.91	18,869	(1,753,013)	(1,351,456)	(401,557)
Citibank, NA
Bombardier Inc., 7.450%, 5/1/34, 3/20/17*	(5.00)	1.58	9,474	(631,973)	(620,974)	(10,999)
Bombardier Inc., 7.450%, 5/1/34, 3/20/17*	(5.00)	1.58	9,416	(628,104)	(637,261)	9,157
United States Steel Corp., 6.650%, 6/1/37, 3/20/17*	(5.00)	1.43	17,494	(1,230,426)	(891,369)	(339,057)
Credit Suisse International
Western Union Co., 3.65%, 8/22/18, 9/20/17*	(1.00)	0.44	10,400	(141,987)	(110,447)	(31,540)
Western Union Co., 3.650%, 8/22/18, 3/20/17*	(1.00)	0.32	9,445	(128,083)	(22,791)	(105,292)
Deutsche Bank AG
Ally Financial Inc., 7.500%, 9/15/20, 6/20/17*	(5.00)	1.09	4,500	(398,949)	(97,853)	(301,096)
Clear Channel Communications, Inc., 6.875%, 6/15/18, 6/20/18*	(5.00)	13.59	977	216,488	85,166	131,322

AB HIGH INCOME FUND •	75

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2015	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA
Community Health Systems, Inc., 8.000%, 11/15/19, 3/20/17*	(5.00)%	0.68%		$18,722	$(1,628,488)	$(1,141,736)	$(486,752)
Dell, Inc., 7.100%, 4/15/28, 3/20/17*	(1.00)	0.59		17,016	(144,073)	255,953	(400,026)
First Data Corp., 12.625%, 1/15/21, 3/20/17*	(5.00)	0.73		17,596	(1,512,649)	(834,231)	(678,418)
Newmont Mining Corp., 5.875%, 4/1/35, 3/20/17*	(1.00)	0.24		18,890	(286,346)	(66,721)	(219,625)
Nine West Holdings, Inc., 6.875%, 3/15/19, 3/20/17*	(5.00)	6.83		17,442	602,215	(957,840)	1,560,055
Morgan Stanley Capital Services LLC
Clear Channel Communications, Inc., 6.875%, 6/15/18, 6/20/18*	(5.00)	13.59		1,099	243,574	95,822	147,752
Fiat Finance North America, Inc., 5.625%, 6/12/17, 3/20/19*	(5.00)	1.47	EUR	6,423	(1,003,666)	(516,979)	(486,687)
Fiat Finance North America, Inc., 5.625%, 6/12/17, 3/20/19*	(5.00)	1.47		6,817	(1,065,234)	(488,231)	(577,003)
UBS AG
J.C. Penney Company, Inc., 6.375%, 10/15/36, 6/20/16*	(5.00)	2.86		$3,300	(98,953)	85,781	(184,734)

Sale Contracts
Bank of America, NA
United States Steel Corp., 6.650%, 6/1/37, 9/20/19*	5.00	4.47		2,700	63,429	108,630	(45,201)
Barclays Bank PLC
AK Steel Corp., 7.625%, 5/15/20, 6/20/17*	5.00	5.38		5,150	(9,116)	(277,157)	268,041
Beazer Homes USA, Inc., 9.125%, 6/15/18, 3/20/19*	5.00	3.45		12,238	715,273	503,952	211,321

76	• AB HIGH INCOME FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Cablevision Systems Corp., 7.625%, 7/15/18, 3/20/16*	5.00%	0.22%	$3,000	$146,999	$93,955	$53,044
CCO Holdings, LLC, 7.250%, 10/30/17, 6/20/19*	5.00	2.28	6,192	695,461	576,062	119,399
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 12/20/18*	5.00	5.12	12,238	(5,506)	223,298	(228,804)
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	2.20	4,691	422,440	190,244	232,196
Tenet Healthcare Corporation, 6.875%, 11/15/31, 6/20/19*	5.00	2.80	12,770	1,162,495	902,989	259,506
Citibank, NA
Bombardier Inc., 7.450%, 5/1/34, 3/20/19*	5.00	3.75	6,299	305,348	497,593	(192,245)
Bombardier Inc., 7.450%, 5/1/34, 3/20/19*	5.00	3.75	6,291	304,960	507,449	(202,489)
CMBX.NA.BBB 7, 1/17/47*	3.00	3.13	25,000	(214,099)	(302,007)	87,908
CMBX.NA.BBB 7, 1/17/47*	3.00	3.13	5,000	(42,820)	(63,928)	21,108
MGM Resorts International, 7.625%, 1/15/17, 3/20/20*	5.00	2.95	3,450	327,043	291,715	35,328
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	2.20	6,177	556,259	257,635	298,624
United States Steel Corp., 6.650%, 6/1/37, 3/20/19*	5.00	3.92	12,590	518,270	325,994	192,276
Credit Suisse International
CMBX.NA.BBB 7, 1/17/47*	3.00	3.13	5,000	(42,819)	(118,850)	76,031
CMBX.NA.BBB 7, 1/17/47*	3.00	3.13	5,000	(42,820)	(97,619)	54,799
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	2.20	2,252	202,800	97,804	104,996
Western Union Co., 3.65%, 8/22/18, 9/20/19*	1.00	1.10	6,950	(30,956)	(84,994)	54,038
Western Union Co., 3.650%, 8/22/18, 3/20/19*	1.00	0.92	6,291	19,918	(168,375)	188,293

AB HIGH INCOME FUND •	77

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2015	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA
CDX-NAIG Series 9, 10 Year Index, 12/20/17*	5.00%	2.14%		$5,700	$459,118	$(458,375)	$917,493
Community Health Systems, Inc., 8.000%, 11/15/19, 3/20/19*	5.00	2.00		12,590	1,444,068	817,743	626,325
ConvaTec Healthcare E S.A., 10.875%, 12/15/18, 6/20/17*	5.00	0.57	EUR	3,870	440,142	(333,529)	773,671
Dell, Inc., 7.100%, 4/15/28, 3/20/19*	1.00	1.27		$12,590	(135,529)	(1,103,450)	967,921
First Data Corp., 12.625%, 1/15/21, 3/20/19*	5.00	1.71		12,590	1,585,639	242,592	1,343,047
Newmont Mining Corp., 5.875%, 4/1/35, 3/20/19*	1.00	0.71		12,590	142,693	(371,699)	514,392
Nine West Holdings, Inc., 6.875%, 3/15/19, 3/20/19*	5.00	10.35		12,590	(1,965,440)	325,994	(2,291,434)
Morgan Stanley Capital Services LLC
AK Steel Corp., 7.625%, 5/15/20, 3/20/16*	5.00	2.93		3,000	69,978	15,051	54,927
AK Steel Corp., 7.625%, 5/15/20, 3/20/20*	5.00	8.51		3,500	(435,730)	(469,244)	33,514
Bombardier, Inc., 7.450%, 5/1/34, 6/20/21*	5.00	4.97		5,000	14,079	309,244	(295,165)
United States Steel Corp., 6.650%, 6/1/37, 9/20/19*	5.00	4.47		3,820	89,745	190,502	(100,757)

					$(4,594,926)	$(6,227,605)	$1,632,679

*	Termination date

78	• AB HIGH INCOME FUND

Portfolio of Investments

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Morgan Stanley Capital Services LLC iShares iBoxx $ High Yield Index	167,919	LIBOR	$39,313	6/22/15	$690,960
iShares iBoxx $ High Yield Index	111,008	LIBOR	26,017	6/22/15	420,787

					$1,111,747

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Principal Amount (000)	Currency	Interest Rate		Maturity	U.S. $ Value at April 30, 2015
Barclays Capital Inc.†	2,365,063	GBP	(3.00	)%*	—	$3,627,984
Barclays Capital Inc.†	1,361,750	USD	(2.50	)%*	—	1,359,670
Barclays Capital Inc.†	2,437,420	USD	(2.50	)%*	—	2,433,696
Barclays Capital Inc.†	6,412,795	USD	(2.50	)%*	—	6,402,998
Barclays Capital Inc.†	2,560,030	USD	(2.25	)%*	—	2,558,270
Barclays Capital Inc.†	4,876,515	USD	(1.75	)%*	—	4,874,382
Barclays Capital Inc.†	1,115,000	USD	(1.50	)%*	—	1,112,631
Barclays Capital Inc.†	2,143,450	USD	(1.50	)%*	—	2,138,895
Barclays Capital Inc.†	3,480,750	USD	(1.50	)%*	—	3,470,163
Barclays Capital Inc.†	1,174,250	USD	(1.00	)%*	—	1,173,011
Barclays Capital Inc.†	1,504,198	USD	(1.00	)%*	—	1,503,488
Barclays Capital Inc.†	2,377,050	USD	(1.00	)%*	—	2,374,079
Barclays Capital Inc.†	525,000	USD	(0.75	)%*	—	524,387
Barclays Capital Inc.†	739,375	USD	(0.50	)%*	—	738,687
Barclays Capital Inc.†	2,168,250	USD	(0.50	)%*	—	2,167,106
Barclays Capital Inc.†	2,406,000	USD	(0.50	)%*	—	2,405,198
Barclays Capital Inc.†	3,097,500	USD	(0.50	)%*	—	3,097,371
Barclays Capital Inc.†	4,367,000	USD	(0.50	)%*	—	4,365,241
Barclays Capital Inc.†	4,325,500	EUR	(0.50	)%*	—	4,849,601
Barclays Capital Inc.†	568,750	USD	(0.25	)%*	—	568,446
Barclays Capital Inc.†	4,038,500	USD	(0.25	)%*	—	4,037,434
Barclays Capital Inc.†	6,847,500	USD	(0.25	)%*	—	6,846,644
Barclays Capital Inc.†	11,817,500	USD	(0.25	)%*	—	11,816,023
Barclays Capital Inc.†	2,010,000	USD	(0.08	)%*	—	2,009,912
Credit Suisse Securities (USA) LLC†	2,846,320	GBP	(4.00	)%*	—	4,357,131
Credit Suisse Securities (USA) LLC†	1,548,000	EUR	(3.75	)%*	—	1,733,644
Credit Suisse Securities (USA) LLC†	4,125,150	USD	(1.75	)%*	—	4,114,923
Credit Suisse Securities (USA) LLC†	1,796,425	EUR	(1.25	)%*	—	2,016,836
Credit Suisse Securities (USA) LLC†	1,982,500	EUR	(0.88	)%*	—	2,223,669
Credit Suisse Securities (USA) LLC†	2,028,355	USD	(0.75	)%*	—	2,026,200
Credit Suisse Securities (USA) LLC†	9,804,713	USD	(0.75	)%*	—	9,799,606
Credit Suisse Securities (USA) LLC†	1,072,500	USD	(0.50	)%*	—	1,071,725

AB HIGH INCOME FUND •	79

Portfolio of Investments

Broker	Principal Amount (000)	Currency	Interest Rate		Maturity	U.S. $ Value at April 30, 2015
Credit Suisse Securities (USA) LLC†	1,548,750	USD	(0.50	)%*	—	$1,548,664
Credit Suisse Securities (USA) LLC	7,612,500	USD	(0.50	)%*	5/01/15	7,611,443
Credit Suisse Securities (USA) LLC†	1,764,750	USD	(0.25	)%*	—	1,764,444
Credit Suisse Securities (USA) LLC†	2,766,638	USD	(0.25	)%*	—	2,765,389
Credit Suisse Securities (USA) LLC†	4,863,075	USD	(0.25	)%*	—	4,862,940
Credit Suisse Securities (USA) LLC†	5,846,313	EUR	(0.25	)%*	—	6,562,844
Credit Suisse Securities (USA) LLC†	6,497,715	USD	0.00%		—	6,497,715
Deutsche Bank Securities Inc.†	2,859,750	USD	(2.00	)%*	—	2,852,759
ING Financial Markets LLC†	807,400	USD	(2.00	)%*	—	804,798
ING Financial Markets LLC†	3,318,945	USD	(2.00	)%*	—	3,307,329
ING Financial Markets LLC	426,000	USD	(1.00	)%*	5/01/15	425,893
ING Financial Markets LLC†	1,592,100	USD	(1.00	)%*	—	1,590,817
ING Financial Markets LLC†	240,629	USD	(0.50	)%*	—	240,342
ING Financial Markets LLC†	6,809,936	USD	(0.50	)%*	—	6,809,652
ING Financial Markets LLC†	3,797,460	USD	(0.25	)%*	—	3,797,434
JPMorgan Chase Bank, N.A.†	760,031	USD	(0.75	)%*	—	759,208
JPMorgan Chase Bank, NA†	1,920,000	USD	(0.75	)%*	—	1,918,160
JPMorgan Chase Bank, NA†	527,500	USD	(0.25	)%*	—	527,313
JPMorgan Chase Bank, NA†	2,886,520	USD	0.00%		—	2,886,520
JPMorgan Chase Bank, NA	349,125,000	USD	0.21%		5/06/15	349,141,293
Merrill Lynch, Pierce, Fenner & Smith Inc.	355,215,000	USD	0.30%		7/01/15	355,223,880
Nomura International PLC†	501,250	USD	(1.00	)%*	—	500,916
RBC Capital Markets†	977,500	USD	(2.50	)%*	—	973,902
RBC Capital Markets†	6,208,370	USD	(0.25	)%*	—	6,203,757
RBC Capital Markets†	3,604,113	USD	(0.10	)%*	—	3,603,112

						$876,979,575

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on April 30, 2015

*	Interest payment due from counterparty.

^	Less than $0.50.

**	Principal amount less than 500.

80	• AB HIGH INCOME FUND

Portfolio of Investments

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2015, the aggregate market value of these securities amounted to $2,807,784,855 or 40.7% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(c)	Security is in default and is non-income producing.

(d)	Convertible security.

(e)	Non-income producing security.

(f)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
Data & Audio Visual Enterprises Wireless, Inc.	6/20/10	$2,629,780		$1,949,233		0.03%
Momentive Performance Materials, Inc.	10/11/12	– 0	–	– 0	–	0.00%
Mt. Logan Re Ltd.	12/30/14	29,452,000		29,787,017		0.43%

(g)	Floating Rate Security. Stated interest rate was in effect at April 30, 2015.

(h)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at April 30, 2015.

(i)	Defaulted.

(j)	Fair valued by the Adviser.

(k)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.58% of net assets as of April 30, 2015, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
Alion Science and Technology Corp., 3/15/17	6/20/10	$6	$	– 0	–	0.00%
Banc of America Re-REMIC Trust Series 2009-UB1, Class A4B 5.597%, 6/24/50	10/06/09	2,711,994		3,731,000		0.05%
Dominican Republic International Bond 16.00%, 7/10/20	12/08/10	15,930,886		15,797,381		0.23%
Dominican Republic International Bond 15.95%, 6/04/21	1/11/13	1,518,678		1,504,436		0.02%
Exide Corp.	4/27/15	13,918,124		13,917,710		0.20%
Golden Energy Offshore Services AS 8.90%, 5/28/17	5/14/14	4,966,890		3,562,918		0.05%
Liberty Tire Recycling LLC	9/23/10	3,161,701		2,033,498		0.03%
Virgolino de Oliveira Finance SA 10.875%, 1/13/20	6/09/14	2,486,550		253,125		0.00%
Virgolino de Oliveira Finance SA 11.75%, 2/09/22	7/26/12	11,383,331		136,130		0.00%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	2/12/14	5,618,897		340,516		0.00%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	10/19/12	2,931,444		144,911		0.00%

(l)	Variable rate coupon, rate shown as of April 30, 2015.

AB HIGH INCOME FUND •	81

Portfolio of Investments

(m)	Illiquid security.

(n)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2015.

(o)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(p)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(q)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps. The market value of the collateral amounted to $2,281,111.

(r)	IO – Interest Only

(s)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(t)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

COP – Colombian Peso

DOP – Dominican Peso

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Nuevo Sol

PHP – Philippine Peso

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

UYU – Uruguayan Peso

ZAR – South African Rand

Glossary:

ARMs – Adjustable Rate Mortgages

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

GSE – Government-Sponsored Enterprise

INTRCONX – Inter-Continental Exchange

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rates

MTN – Medium Term Note

REIT – Real Estate Investment Trust

RTP – Right to Pay

See notes to financial statements.

82	• AB HIGH INCOME FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2015 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $7,100,481,511)	$7,087,539,150
Affiliated issuers (cost $588,590,707)	588,590,707
Cash collateral due from broker	25,593,832
Foreign currencies, at value (cost $132,436)	106,856
Dividends and interest receivable	105,990,023
Receivable for investment securities sold	55,489,977
Receivable for capital stock sold	23,536,218
Receivable for unsettled reverse repurchase agreements	7,226,621
Unrealized appreciation on forward currency exchange contracts	16,161,964
Unrealized appreciation on credit default swaps	9,467,758
Upfront premiums paid on credit default swaps	7,001,168
Unrealized appreciation on total return swaps	1,111,747
Variation margin receivable for exchange-traded derivatives	762,970

Total assets	7,928,578,991

Liabilities
Payable for reverse repurchase agreements	876,979,575
Payable for investment securities purchased	39,912,538
Unrealized depreciation on forward currency exchange contracts	36,332,332
Payable for capital stock redeemed	24,459,257
Payable for terminated reverse repurchase agreements	6,877,184
Upfront premiums received on credit default swaps	13,228,773
Unrealized depreciation on credit default swaps	7,835,079
Dividends payable	5,745,731
Payable for newly entered swaps	3,535,172
Advisory fee payable	2,567,532
Due to Custodian	2,522,954
Distribution fee payable	1,803,080
Options written, at value (premiums received $1,893,015)	1,085,305
Transfer Agent fee payable	465,748
Administrative fee payable	17,118
Accrued expenses and other liabilities	1,221,299

Total Liabilities	1,024,588,677

Net Assets	$6,903,990,314

Composition of Net Assets
Capital stock, at par	$763,294
Additional paid-in capital	6,922,743,593
Distributions in excess of net investment income	(16,125,070)
Accumulated net realized gain on investment and foreign currency transactions	35,354,881
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(38,746,384)

$6,903,990,314

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$2,300,094,658	255,040,750	$9.02	*

B	$5,236,448	575,524	$9.10

C	$1,430,847,768	156,845,948	$9.12

Advisor	$2,630,724,678	291,334,622	$9.03

R	$82,361,527	9,135,038	$9.02

K	$95,769,027	10,616,968	$9.02

I	$300,986,411	33,326,348	$9.03

Z	$57,969,797	6,418,588	$9.03

*	The maximum offering price per share for Class A shares was $9.42 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB HIGH INCOME FUND •	83

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2015 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of $9,453)	$218,336,912
Dividends
Unaffiliated issuers	3,893,769
Affiliated issuers	289,678
Other fee income	105,012	$222,625,371

Expenses
Advisory fee (see Note B)	15,216,715
Distribution fee—Class A	3,396,516
Distribution fee—Class B	30,828
Distribution fee—Class C	7,177,466
Distribution fee—Class R	197,837
Distribution fee—Class K	110,352
Transfer agency—Class A	1,148,825
Transfer agency—Class B	3,891
Transfer agency—Class C	727,501
Transfer agency—Advisor Class	1,250,626
Transfer agency—Class R	102,875
Transfer agency—Class K	88,282
Transfer agency—Class I	44,368
Transfer agency—Class Z	5,296
Printing	288,179
Custodian	218,406
Registration fees	160,778
Audit and tax	90,439
Directors’ fees	27,923
Administrative	25,467
Legal	21,796
Miscellaneous	89,457

Total expenses before interest expense	30,423,823
Interest expense	436,889

Total expenses		30,860,712

Net investment income		191,764,659

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(14,346,651)
Swaps		6,288,259
Options written		955,859
Foreign currency transactions		47,121,172
Net change in unrealized appreciation/depreciation on:
Investments		(129,066,519)
Swaps		(8,150,496)
Options written		807,710
Foreign currency denominated assets and liabilities		(31,986,812)

Net loss on investment and foreign currency transactions		(128,377,478)

Net Increase in Net Assets from Operations		$63,387,181

See notes to financial statements.

84	• AB HIGH INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$191,764,659	$365,776,222
Net realized gain on investment and foreign currency transactions	40,018,639	133,575,939
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(168,396,117)	(164,627,490)

Net increase in net assets from operations	63,387,181	334,724,671
Dividends and Distributions to Shareholders from
Net investment income
Class A	(97,455,298)	(163,561,730)
Class B	(249,251)	(581,691)
Class C	(56,680,546)	(78,907,674)
Advisor Class	(109,567,056)	(132,867,955)
Class R	(3,248,714)	(4,252,209)
Class K	(3,727,047)	(4,313,667)
Class I	(11,522,616)	(6,006,076)
Class Z	(2,280,346)	(2,403,069)
Net realized gain on investment and foreign currency transactions
Class A	(19,181,695)	(14,587,925)
Class B	(56,650)	(68,016)
Class C	(12,392,523)	(7,662,861)
Advisor Class	(20,548,171)	(9,880,453)
Class R	(660,870)	(376,162)
Class K	(718,572)	(313,050)
Class I	(1,998,684)	(439,770)
Class Z	(393,422)	(142,838)
Capital Stock Transactions
Net increase	552,141,026	763,987,460
Proceeds from third party service provider (see Note E)	– 0	–	15,077

Total increase	274,846,746	672,362,062
Net Assets
Beginning of period	6,629,143,568	5,956,781,506

End of period (including distributions in excess of net investment income of $(16,125,070) and undistributed net investment income of $76,841,145, respectively)	$6,903,990,314	$6,629,143,568

See notes to financial statements.

AB HIGH INCOME FUND •	85

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Six Months Ended April 30, 2015

Net increase in net assets from operations		$63,387,181
Reconciliation of Net Increase in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Decrease in interest and dividends receivable.	$801,740
Net accretion of bond discount and amortization of bond premium.	389,620
Inflation index adjustment	(199,128)
Increase in accrued expenses	101,051
Increase in cash collateral due from broker	(23,565,221)
Increase in receivable for investment securities sold.	(41,620,436)
Increase in payable for investment securities purchased.	25,230,014
Purchases of long-term investments	(2,644,646,951)
Proceeds from disposition of long-term investments	2,396,796,846
Purchases of short-term investments, net	(170,341,458)
Proceeds from swap contracts, net	16,089,720
Proceeds from written options, net	2,848,874
Variation margin received on exchange-traded derivatives	(263,739)
Decrease in cash collateral received from broker	(4,193,000)
Net realized gain on investment and foreign currency transactions	(40,018,639)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	168,396,117

Total adjustments		(314,194,590)

Net decrease in cash from operating activities		$(250,807,409)

Financing Activities:
Cash dividends paid (net of dividend reinvestments)*	(114,796,055)
Increase in due to custodian	2,522,954
Subscriptions of capital stock, net.	344,208,083
Increase in reverse repurchase agreements	(48,070,693)

Net increase in cash from financing activities		183,864,289
Effect of exchange rate on cash.		66,840,308

Net decrease in cash		(102,812)
Cash at beginning of period		209,668

Cash at end of period.		$106,856

*Reinvestment of dividends	$225,087,743
Supplemental disclosure of cash flow information:
Interest expense paid during the year.		$436,889

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in Level 3 securities throughout the period.

See notes to financial statements.

86	• AB HIGH INCOME FUND

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

April 30, 2015 (unaudited)

NOTE A

Significant Accounting Policies

AB High Income Fund, Inc. (the “Fund”), was incorporated in the State of Maryland on December 2, 1993, and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Prior to January 20, 2015, the Fund was known as AllianceBernstein High Income Fund, Inc. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Effective October 15, 2013, the Fund commenced offering of Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

AB HIGH INCOME FUND •	87

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at

88	• AB HIGH INCOME FUND

Notes to Financial Statements

4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded

AB HIGH INCOME FUND •	89

Notes to Financial Statements

security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices,

90	• AB HIGH INCOME FUND

Notes to Financial Statements

these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2015:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$3,866,660,224		$69,959,358	#	$3,936,619,582
Governments – Treasuries		– 0	–	938,670,326		– 0	–	938,670,326
Collateralized Mortgage Obligations		– 0	–	– 0	–	454,569,418		454,569,418
Corporates – Investment Grade		– 0	–	450,106,996		– 0	–	450,106,996
Commercial Mortgage-Backed Securities		– 0	–	38,931,228		186,791,625		225,722,853
Emerging Markets – Corporate Bonds		– 0	–	204,499,673		– 0	–	204,499,673
Bank Loans		– 0	–	– 0	–	183,498,774		183,498,774
Emerging Markets – Sovereigns		– 0	–	175,508,300		– 0	–	175,508,300
Preferred Stocks		93,473,625		12,424,239		– 0	–	105,897,864
Governments – Sovereign Agencies		– 0	–	76,086,881		– 0	–	76,086,881
Common Stocks		– 0	–	5,024,414		57,838,102	#	62,862,516
Whole Loan Trusts		– 0	–	– 0	–	55,109,261		55,109,261
Local Governments – Municipal Bonds		– 0	–	43,705,165		– 0	–	43,705,165
Governments – Sovereign Bonds		– 0	–	43,133,457		– 0	–	43,133,457
Emerging Markets – Treasuries		– 0	–	5,939,109		33,500,657		39,439,766
Quasi-Sovereigns		– 0	–	33,887,644		– 0	–	33,887,644
Asset-Backed Securities		– 0	–	– 0	–	16,309,070		16,309,070
Agencies		– 0	–	8,415,297		– 0	–	8,415,297
Inflation-Linked Securities		– 0	–	8,229,916		– 0	–	8,229,916
Investment Companies		– 0	–	– 0	–	7,662,761		7,662,761
Local Governments – Regional Bonds		– 0	–	4,395,040		– 0	–	4,395,040
Options Purchased – Calls		– 0	–	1,860,123		– 0	–	1,860,123
Options Purchased – Puts		– 0	–	652,496		– 0	–	652,496
Warrants		337		– 0	–	465,067	#	465,404

AB HIGH INCOME FUND •	91

Notes to Financial Statements

Investments in Securities	Level 1	Level 2	Level 3	Total
Short-Term Investments:
Investment Companies	$588,590,707	$	– 0	–	$	– 0	–	$588,590,707
Time Deposits	– 0	–	7,585,974	#	– 0	–	7,585,974
Governments – Treasuries	– 0	–	2,482,044	162,549	2,644,593

Total Investments in Securities	682,064,669	5,928,198,546	1,065,866,642	7,676,129,857
Other Financial Instruments*:
Assets
Credit Default Swaps	– 0	–	9,467,758	– 0	–	9,467,758
Centrally Cleared Credit Default Swaps	– 0	–	3,330,388	– 0	–	3,330,388	†
Forward Currency Exchange Contracts	– 0	–	16,161,964	– 0	–	16,161,964
Total Return Swaps	– 0	–	1,111,747	– 0	–	1,111,747
Liabilities
Credit Default Swaps	– 0	–	(7,835,079)	– 0	–	(7,835,079)
Centrally Cleared Credit Default Swaps	– 0	–	(7,225,988)	– 0	–	(7,225,988	)†
Forward Currency Exchange Contracts	– 0	–	(36,332,332)	– 0	–	(36,332,332)
Centrally Cleared Interest-Rate Swaps	– 0	–	(4,554,597)	– 0	–	(4,554,597	)†
Credit Default Swaptions Written	– 0	–	(113,924)	– 0	–	(113,924)
Currency Options Written	– 0	–	(971,381)	– 0	–	(971,381)

Total^	$682,064,669	$5,901,237,102	$1,065,866,642	$7,649,168,413

#	The Fund held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts which are valued at the unrealized appreciation/depreciation on the instrument.

†	Only variation margin receivable/payable at period end is reported within the statements of assets and liabilities. This amount reflects cumulative appreciation/depreciation of exchange-traded derivatives as reported in the portfolio of investments.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

92	• AB HIGH INCOME FUND

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade#		Collateralized Mortgage Obligations		Corporates - Investment Grade			Commercial Mortgage - Backed Securities
Balance as of 10/31/14	$40,126,149		$394,486,916			$19,377,046		$157,503,872
Accrued discounts/ (premiums)	59,341		1,849,241			(874)		241,887
Realized gain (loss)	927,899		6,622,453			– 0	–	494,539
Change in unrealized appreciation/ depreciation	(6,142,757)		(1,798,175)			(874,654)		1,525,410
Purchases/Payups	41,207,275		96,240,258			– 0	–	36,857,864
Sales/Paydowns	(13,188,752)		(42,831,275)			– 0	–	(9,831,947)
Reclassification	6,970,203		– 0	–		(6,970,203)		– 0	–
Transfers into level 3	– 0	–	– 0	–		– 0	–	– 0	–
Transfers out of level 3	– 0	–	– 0	–		(11,531,315)		– 0	–

Balance as of 4/30/15	$69,959,358		$454,569,418		$	– 0	–	$186,791,625

Net change in unrealized appreciation/depreciation from investments held as of 4/30/15**	$(6,082,969)		$1,335,266		$	– 0	–	$1,709,944

	Bank Loans		Common Stocks#		Whole Loan Trusts			Emerging Markets - Treasuries
Balance as of 10/31/14	$243,384,389		$4,983,972			$16,044,166		$27,009,644
Accrued discounts/ (premiums)	1,471,643		– 0	–		7,055		(98,046)
Realized gain (loss)	(3,793,732)		80,594			(126,111)		(665,868)
Change in unrealized appreciation/ depreciation	4,193,223		562,702			(1,088,415)		1,332,811
Purchases/Payups	27,940,070		56,515,784			47,248,035		15,645,299
Sales/Paydowns	(86,696,819)		(80,594)			(9,975,469)		(9,723,183)
Reclassification	(3,000,000)		– 0	–		3,000,000		– 0	–
Transfers into level 3	– 0	–	– 0	–		– 0	–	– 0	–
Transfers out of level 3	– 0	–	(4,224,356)			– 0	–	– 0	–

Balance as of 4/30/15	$183,498,774		$57,838,102			$55,109,261		$33,500,657

Net change in unrealized appreciation/depreciation from investments held as of 4/30/15**	$(429,496)		$855,602		$	– 0	–	$673,746

AB HIGH INCOME FUND •	93

Notes to Financial Statements

	Asset-Backed Securities		Investment Companies		Warrants#			Governments - Treasuries
Balance as of 10/31/14	$16,734,646		$7,369,023		$	– 0	–	$	– 0	–
Accrued discounts/ (premiums)	171,039		– 0	–		– 0	–		2,264
Realized gain (loss)	223,798		– 0	–		– 0	–		– 0	–
Change in unrealized appreciation/ depreciation	(96,359)		(648,707)			465,067			(4,596)
Purchases/Payups	– 0	–	942,445			– 0	–		164,881
Sales/Paydowns	(724,054)		– 0	–		– 0	–		– 0	–
Reclassification	– 0	–	– 0	–		– 0	–		– 0	–
Transfers into level 3	– 0	–	– 0	–		– 0	–		– 0	–
Transfers out of level 3	– 0	–	– 0	–		– 0	–		– 0	–

Balance as of 4/30/15	$16,309,070		$7,662,761			$465,067			$162,549

Net change in unrealized appreciation/depreciation from investments held as of 4/30/15**	$(96,359)		$(648,707)			$465,067			$(4,596)

	Total
Balance as of 10/31/14	$927,019,823
Accrued discounts/ (premiums)	3,703,550
Realized gain (loss)	3,763,572
Change in unrealized appreciation/ depreciation	(2,574,450)
Purchases	322,761,911
Sales/Paydowns	(173,052,093)
Reclassification	– 0	–
Transfers into level 3	– 0	–
Transfers out of level 3	(15,755,671)

Balance as of 4/30/15	$1,065,866,642	+

Net change in unrealized appreciation/depreciation from investments held as of 4/30/15**	$(2,222,502)

#	The Fund held securities with zero market value during the reporting period.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

94	• AB HIGH INCOME FUND

Notes to Financial Statements

The following presents information about significant unobservable inputs related to the Fund’s material categories of Level 3 investments at April 30, 2015:

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 4/30/2015			Valuation Technique	Unobservable Input	Range/Weighted Average
Whole Loan Trusts		$9,507,425		Market Approach	Underlying NAV of the Collatereal		$99.18/ N/A

		$7,121,748		Projected Cashflow	Level Yield		13.45%/ N/A

		$6,801,035		Market Approach	Comparable Company Data	$ $	86.64- 100.38/ N/A

		$4,559,995		Market Approach	Performance of Underlying Investment		$96.31/ N/A

		$2,069,255		Projected Cashflow	Internal Rate of Return		8.156%/ N/A

Corporates – Non-Investment Grade		$19,698,940		Market Approach	Comparable Company Data	$ $	80.00- 98.00/ N/A

		$13,917,710		Market Approach	New Financing Net of 1st Lien and Common Stock		$84.58/ N/A

		$2,033,498		Market Approach	EBITDA Projection*		$35 mm/ N/A

	$	– 0	–	Qualitative Assessment			$0.00/ N/A

Common Stocks		$630,690		Market Approach	Based on Current Trading Value of 8.625% Notes		$1.90/ N/A

		$260,819		Market Approach	EBITDA Projection*		$414 mm/ N/A

		$104,823		Projected Cashflow	Estimated Remaining Payment		$2.50/ N/A

*	Earnings Before Interest, Taxes, Depreciation and Amortization.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the

AB HIGH INCOME FUND •	95

Notes to Financial Statements

Board, including Pricing Policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the Pricing Policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the Pricing Policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the Pricing Policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, process at vendors, 2) daily and monthly multi-source pricing compares, reviewed and submitted to the Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and

96	• AB HIGH INCOME FUND

Notes to Financial Statements

liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

AB HIGH INCOME FUND •	97

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2015, such fee amounted to $25,467.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $855,004 for the six months ended April 30, 2015.

For the six months ended April 30, 2015, there was no reduction for the expenses of Class A, Class B, Class C and Advisor Class shares under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $140,870 from the sale of Class A shares and received $12,186, $284 and $102,256 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2015.

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2015 is as follows:

Market Value October 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2015 (000)	Dividend Income (000)
$418,693	$1,260,815	$1,090,917	$588,591	$290

98	• AB HIGH INCOME FUND

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $5,761,917, $12,244,538, $449,291 and $324,230 for Class B, Class C, Class R, and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2015, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$1,413,098,039	$1,164,360,011
U.S. government securities	1,227,944,812	1,231,680,611

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts and futures contracts) are as follows:

Gross unrealized appreciation	$262,168,225
Gross unrealized depreciation	(275,110,586)

Net unrealized depreciation	$(12,942,361)

AB HIGH INCOME FUND •	99

Notes to Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2015, the Fund held foreign-currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities.

100	• AB HIGH INCOME FUND

Notes to Financial Statements

The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the six months ended April 30, 2015, the Fund held purchased options for hedging and non-hedging purposes.

During the six months ended April 30, 2015, the Fund held written options for hedging and non-hedging purposes.

For the six months ended April 30, 2015, the Fund had the following transactions in written options:

	Contracts		Premiums Received
Options written outstanding as of 10/31/14	– 0	–	$	– 0	–
Options written	310,391,200			1,663,325
Options expired	– 0	–		– 0	–
Options bought back	– 0	–		– 0	–
Options exercised	– 0	–		– 0	–

Options written outstanding as of 4/30/15	310,391,200			$1,663,325

AB HIGH INCOME FUND •	101

Notes to Financial Statements

For the six months ended April 30, 2015, the Fund had the following transactions in written swaptions:

	Notional Amount			Premiums Received
Swaptions written outstanding as of 10/31/14	$	– 0	–	$	– 0	–
Swaptions written		694,150,000			1,185,549
Swaptions expired		(464,460,000)			(955,859)
Swaptions bought back		– 0	–		– 0	–
Swaptions exercised		– 0	–		– 0	–

Swaptions written outstanding as of 4/30/15		$229,690,000			$229,690

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront

102	• AB HIGH INCOME FUND

Notes to Financial Statements

premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the

AB HIGH INCOME FUND •	103

Notes to Financial Statements

exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2015, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty. As of April 30, 2015, the Fund had Buy Contracts outstanding with respect to the same referenced obligation and counterparty as certain Sale Contracts which may partially offset the Maximum Payout Amount in the amount of $366,662,000.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

104	• AB HIGH INCOME FUND

Notes to Financial Statements

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

During the six months ended April 30, 2015, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2015, the Fund held total return swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any

AB HIGH INCOME FUND •	105

Notes to Financial Statements

other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At April 30, 2015 the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on total return swaps	$1,111,747

Interest rate contracts				Receivable/Payable for variation margin on exchange- traded derivatives	$4,554,597	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	16,161,964		Unrealized depreciation on forward currency exchange contracts	36,332,332

Foreign exchange contracts	Investments in securities, at value	1,860,123

Foreign exchange contracts				Options written, at value	971,381

Credit contracts	Unrealized appreciation on credit default swaps	9,467,758		Unrealized depreciation on credit default swaps	7,835,079
Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	3,330,388	*	Receivable/Payable for variation margin on exchange-traded derivatives	7,225,988	*

106	• AB HIGH INCOME FUND

Notes to Financial Statements

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Investments in securities, at value	$652,496

Credit contracts			Options written, at value	$113,924

Total		$32,584,476		$57,033,301

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivative contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$(14,378,747)		$2,970,410

Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	58,374,910		(31,755,546)

Foreign exchange contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	– 0	–	431,911

Foreign exchange contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation of options written	– 0	–	691,944

AB HIGH INCOME FUND •	107

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	$(1,593,098)	$(151,419)

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation of swaps	20,667,006	(11,120,906)

Credit Contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation of options written	955,859	115,766

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(5,332,595)	5,035,448

Total		$58,693,335	$(33,782,392)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2015.

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$708,293,505
Average notional amount of sale contracts	$396,283,337

Centrally Cleared Interest Rate Swaps:
Average notional amount	$792,340,000

Credit Default Swaps:
Average notional amount of buy contracts	$255,946,715
Average notional amount of sale contracts	$250,001,445

Foreign Exchange Contracts:
Average principal amount of buy contracts	$661,924,347
Average principal amount of sale contracts	$1,224,345,728

Total Return Swaps:
Average notional amount	$64,212,429

Purchased Options Contracts:
Average cost	$2,573,663	(a)

(a)	Positions were open three months during the reporting period.

108	• AB HIGH INCOME FUND

Notes to Financial Statements

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co. LLC**	$762,970	$	– 0	–	$	– 0	–	$	– 0	–	$762,970

Total	$762,970	$	– 0	–	$	– 0	–	$	– 0	–	$762,970

OTC Derivatives:
Bank of America, N.A.	$63,429	$	– 0	–	$	– 0	–	$	– 0	–	$63,429
Barclays Bank PLC	3,795,164		(3,795,164)			– 0	–		– 0	–	– 0	–
BNP Paribas	1,209,565		(1,209,565)			– 0	–		– 0	–	– 0	–
Brown Brothers Harriman & Co.	474		(474)			– 0	–		– 0	–	– 0	–
Citibank, N.A.	2,060,351		(2,060,351)			– 0	–		– 0	–	– 0	–
Credit Suisse International	1,649,667		(507,075)			– 0	–		– 0	–	1,142,592
Deutsche Bank AG	2,076,611		(2,076,611)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA	7,459,187		(7,459,187)			– 0	–		– 0	–	– 0	–
HSBC Bank USA	46,585		– 0	–		– 0	–		– 0	–	46,585
Morgan Stanley Capital Services LLC.	1,591,791		(1,591,791)			– 0	–		– 0	–	– 0	–
Nomura International PLC	140,792		(140,792)			– 0	–		– 0	–	– 0	–
Royal Bank of Scotland PLC	3,973,896		(915,159)			– 0	–		– 0	–	3,058,737
Standard Chartered Bank.	352,675		– 0	–		– 0	–		– 0	–	352,675
UBS AG	6,114,577		(98,953)			– 0	–		– 0	–	6,015,624

Total	$30,534,764		$(19,855,122)		$	– 0	–	$	– 0	–	$10,679,642	^

AB HIGH INCOME FUND •	109

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
OTC Derivatives:
Barclays Bank PLC	$3,909,242	$(3,795,164)	$	– 0	–	$	– 0	–	$114,078
BNP Paribas	8,259,295	(1,209,565)	– 0	–	– 0	–	7,049,730
Brown Brothers Harriman & Co.	393,917	(474)	– 0	–	– 0	–	393,443
Citibank, N.A.	9,293,018	(2,060,351)	– 0	–	(1,922,521)	5,310,146
Credit Suisse International	507,075	(507,075)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	5,366,815	(2,076,611)	– 0	–	(318,366)	2,971,838
Goldman Sachs Bank USA	11,384,774	(7,459,187)	– 0	–	(2,574,465)	1,351,122
Morgan Stanley Capital Services LLC	3,137,517	(1,591,791)	– 0	–	(574,191)	971,535
Nomura International PLC	292,067	(140,792)	– 0	–	– 0	–	151,275
Northern Trust Co.	9,203,165	– 0	–	– 0	–	– 0	–	9,203,165
Royal Bank of Scotland PLC	915,159	(915,159)	– 0	–	– 0	–	– 0	–
UBS AG	98,953	(98,953)	– 0	–	– 0	–	– 0	–

Total	$52,760,997	$(19,855,122)	$	– 0	–	$(5,389,543)	$27,516,332	^

*	The actual collateral received/pledged is more than the amount reported due to overcollateralization.

**	Cash and securities have been posted for initial margin requirements for exchange-traded derivatives outstanding at April 30, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note D.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient

110	• AB HIGH INCOME FUND

Notes to Financial Statements

than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/ or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended April 30, 2015, the average amount of reverse repurchase agreements outstanding was $907,409,468 and the daily weighted average interest rate was (0.13)%. During the period, the Fund received net interest payments from counterparties. At April 30, 2015, the Fund had reverse repurchase agreements outstanding in the amount of $876,979,575 as reported in the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of April 30, 2015:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$76,455,317	$(76,455,317)	$	– 0	–
Credit Suisse Securities (USA) LLC	58,957,173	(58,943,379)		13,794
Deutsche Bank Securities, Inc.	2,852,759	(2,852,759)		– 0	–
ING Bank N.V.	16,976,265	(16,929,474)		46,791
JPMorgan Chase Bank, N.A.	355,232,494	(354,607,351)		625,143
Merrill Lynch, Pierce, Fenner & Smith Inc.	355,223,880	(355,223,880)		– 0	–
Nomura Securities	500,916	(493,180)		7,736
RBC Capital Markets	10,780,771	(10,780,771)		– 0	–

Total	$876,979,575	$(876,286,111)		$693,464

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

AB HIGH INCOME FUND •	111

Notes to Financial Statements

4. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of April 30, 2015, the Fund had the following unfunded loan commitment which could be extended at the option of the borrower pursuant to the following loan agreement:

Borrower	Unfunded Loan Commitment
Sheridan Auto Loan Holdings I LLC
10.00%, 9/30/20	$1,696,306

As of April 30, 2015, the Fund had the following bridge loan commitments outstanding:

Loan	Unfunded Loan Participation Commitments	Funded
Rite Aid Corporation, LIBOR + 0.00%, 2/23/16	$16,095,455	$	– 0	–
Tenet Healthcare Corporation, LIBOR + 5.75%, 3/22/16	$3,863,369	$	– 0	–
Tenet Healthcare Corporation, LIBOR + 4.25%, 3/22/16	$1,284,877	$	– 0	–

112	• AB HIGH INCOME FUND

Notes to Financial Statements

During the six months ended April 30, 2015, the Fund received commitment fees or additional funding fees in the amount of $105,012.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31, 2014

Class A
Shares sold	43,658,255	87,307,051	$393,259,197	$830,411,869

Shares issued in reinvestment of dividends and distributions	8,195,054	12,075,398	74,094,337	114,501,692

Shares converted from Class B	216,579	554,399	1,969,325	5,276,183

Shares redeemed	(43,815,433)	(124,596,419)	(394,825,108)	(1,186,768,425)

Net increase (decrease)	8,254,455	(24,659,571)	$74,497,751	$(236,578,681)

Class B
Shares sold	12,194	106,753	$110,012	$1,022,841

Shares issued in reinvestment of dividends and distributions	26,979	51,497	246,151	492,010

Shares converted to Class A	(214,689)	(549,532)	(1,969,325)	(5,276,183)

Shares redeemed	(42,361)	(168,223)	(385,425)	(1,609,573)

Net decrease	(217,877)	(559,505)	$(1,998,587)	$(5,370,905)

Class C
Shares sold	12,415,585	35,123,544	$113,743,468	$338,023,122

Shares issued in reinvestment of dividends and distributions	4,832,133	5,621,318	44,170,395	53,876,676

Shares redeemed	(18,593,741)	(25,689,155)	(169,356,841)	(246,958,938)

Net increase (decrease)	(1,346,023)	15,055,707	$(11,442,978)	$144,940,860

AB HIGH INCOME FUND •	113

Notes to Financial Statements

	Shares		Amount
	Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31, 2014

Advisor Class
Shares sold	90,813,420	175,039,436	$819,106,368	$1,669,260,687

Shares issued in reinvestment of dividends and distributions	9,200,091	9,842,445	83,278,514	93,422,235

Shares redeemed	(71,385,327)	(105,997,870)	(642,840,945)	(1,007,365,434)

Net increase	28,628,184	78,884,011	$259,543,937	$755,317,488

Class R
Shares sold	1,621,631	3,209,249	$14,646,104	$30,502,848

Shares issued in reinvestment of dividends and distributions	427,044	484,748	3,857,835	4,595,479

Shares redeemed	(1,178,823)	(2,293,805)	(10,612,543)	(21,785,556)

Net increase	869,852	1,400,192	$7,891,396	$13,312,771

Class K
Shares sold	1,996,678	3,799,201	$18,019,517	$36,144,211

Shares issued in reinvestment of dividends and distributions	489,365	489,614	4,423,981	4,647,102

Shares redeemed	(760,835)	(864,432)	(6,862,435)	(8,196,223)

Net increase	1,725,208	3,424,383	$15,581,063	$32,595,090

Class I
Shares sold	24,363,308	11,360,141	$224,112,688	$108,349,828

Shares issued in reinvestment of dividends and distributions	1,365,814	527,260	12,355,904	5,008,537

Shares redeemed	(4,571,081)	(10,625,038)	(41,123,338)	(100,918,390)

Net increase	21,158,041	1,262,363	$195,345,254	$12,439,975

Class Z
Shares sold	1,378,794	4,986,678	$12,327,768	$47,208,479

Shares issued in reinvestment of dividends and distributions	294,041	268,944	2,660,628	2,558,971

Shares redeemed	(251,481)	(259,448)	(2,265,206)	(2,436,588)

Net increase	1,421,354	4,996,174	$12,723,190	$47,330,862

114	• AB HIGH INCOME FUND

Notes to Financial Statements

For the year ended October 31, 2014, the Fund received $15,077 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fixed-income mutual fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Foreign(Non-U.S.)Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

AB HIGH INCOME FUND •	115

Notes to Financial Statements

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees

116	• AB HIGH INCOME FUND

Notes to Financial Statements

related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2015.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending October 31, 2015 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended October 31, 2014 and October 31, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$392,894,071	$383,384,723
Long-term capital gains	33,471,075	– 0	–

Total taxable distributions paid	$426,365,146	$383,384,723

As of October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$104,400,994
Undistributed capital gains	54,621,805
Accumulated capital and other losses	(2,641,620	)(a)
Unrealized appreciation/(depreciation)	107,078,720	(b)

Total accumulated earnings/(deficit)	$263,459,899	(c)

(a)	As of October 31, 2014, the Fund had cumulative deferred loss on straddles of $2,641,620.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the tax treatment of swaps, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of interest on defaulted securities and dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2014, the Fund did not have any capital loss carryforwards.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

AB HIGH INCOME FUND •	117

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 9.40	$ 9.53	$ 9.38	$ 8.73	$ 9.19	$ 8.24

Income From Investment Operations
Net investment income(a)	.26	.55	.60	.56	.64	(b)	.69	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.17)	(.03)	.20	.70	(.44)	.96
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)

Net increase in net asset value from operations	.09	.52	.80	1.26	.20	1.65

Less: Dividends and Distributions
Dividends from net investment income	(.39)	(.60)	(.65)	(.61)	(.66)	(.70)
Distributions from net realized gain on investment and foreign currency transactions	(.08)	(.05)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.47)	(.65)	(.65)	(.61)	(.66)	(.70)

Net asset value, end of period	$ 9.02	$ 9.40	$ 9.53	$ 9.38	$ 8.73	$ 9.19

Total Return
Total investment return based on net asset value(d)	0.90%	5.62%	8.78	%†	15.03	%*	2.48	%*	20.85	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,300,095	$2,320,748	$2,587,763	$2,464,634	$1,686,591	$1,326,974
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.90	%(f)	.89%	.90%	.91%	.95%	.99	%**
Expenses, before waivers/reimbursements(e)	.90	%(f)	.89%	.90%	.91%	.96%	1.04	%**
Net investment income	5.79	%(f)	5.80%	6.25%	6.22%	7.05	%(b)	7.93	%(b)**
Portfolio turnover rate	35%	38%	38%	42%	29%	26%

See footnote summary on page 126.

118	• AB HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 9.49	$ 9.62	$ 9.46	$ 8.80	$ 9.26	$ 8.31

Income From Investment Operations
Net investment income(a)	.23	.48	.53	.50	.57	.63
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.19)	(.03)	.21	.71	(.43)	.96
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)

Net increase in net asset value from operations	.04	.45	.74	1.21	.14	1.59

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.53)	(.58)	(.55)	(.60)	(.64)
Distributions from net realized gain on investment and foreign currency transactions	(.08)	(.05)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.43)	(.58)	(.58)	(.55)	(.60)	(.64)

Net asset value, end of period	$ 9.10	$ 9.49	$ 9.62	$ 9.46	$ 8.80	$ 9.26

Total Return
Total investment return based on net asset value(d)	0.43%	4.82%	8.06	%†	14.26	%*	1.75	%*	19.86	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,236	$7,526	$13,008	$19,591	$26,192	$40,092
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.62	%(f)	1.60%	1.61%	1.64%	1.65%	1.70	%**
Expenses, before waivers/reimbursements(e)	1.62	%(f)	1.60%	1.61%	1.64%	1.69%	1.78	%**
Net investment income	4.97	%(f)	5.05%	5.50%	5.51%	6.28%	7.25	%**
Portfolio turnover rate	35%	38%	38%	42%	29%	26%

See footnote summary on page 126.

AB HIGH INCOME FUND •	119

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 9.51	$ 9.64	$ 9.48	$ 8.83	$ 9.29	$ 8.33

Income From Investment Operations
Net investment income(a)	.23	.48	.53	.49	.57	(b)	.62	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.18)	(.03)	.21	.71	(.44)	.97
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)

Net increase in net asset value from operations	.05	.45	.74	1.20	.13	1.59

Less: Dividends and Distributions
Dividends from net investment income	(.36)	(.53)	(.58)	(.55)	(.59)	(.63)
Distributions from net realized gain on investment and foreign currency transactions	(.08)	(.05)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.44)	(.58)	(.58)	(.55)	(.59)	(.63)

Net asset value, end of period	$ 9.12	$ 9.51	$ 9.64	$ 9.48	$ 8.83	$ 9.29

Total Return
Total investment return based on net asset value(d)	0.55%	4.82%	8.04	%†	14.05	%*	1.73	%*	19.88	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,430,848	$1,504,398	$1,379,727	$1,213,954	$760,234	$541,386
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.59	%(f)	1.58%	1.60%	1.61%	1.65%	1.69	%**
Expenses, before waivers/reimbursements(e)	1.59	%(f)	1.58%	1.60%	1.61%	1.66%	1.73	%**
Net investment income	5.02	%(f)	5.03%	5.48%	5.42%	6.25	%(b)	7.08	%(b)**
Portfolio turnover rate	35%	38%	38%	42%	29%	26%

See footnote summary on page 126.

120	• AB HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 9.42	$ 9.55	$ 9.39	$ 8.74	$ 9.20	$ 8.25

Income From Investment Operations
Net investment income(a)	.27	.58	.62	.58	.66	(b)	.71	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.18)	(.03)	.22	.71	(.43)	.97
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)

Net increase in net asset value from operations	.09	.55	.84	1.29	.23	1.68

Less: Dividends and Distributions
Dividends from net investment income	(.40)	(.63)	(.68)	(.64)	(.69)	(.73)
Distributions from net realized gain on investment and foreign currency transactions	(.08)	(.05)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.48)	(.68)	(.68)	(.64)	(.69)	(.73)

Net asset value, end of period	$ 9.03	$ 9.42	$ 9.55	$ 9.39	$ 8.74	$ 9.20

Total Return
Total investment return based on net asset value(d)	0.94%	5.93%	9.23	%†	15.37	%*	2.79	%*	21.22	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,630,725	$2,473,475	$1,754,585	$1,346,510	$662,874	$385,380
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.60	%(f)	.58%	.61%	.60%	.65%	.68	%**
Expenses, before waivers/reimbursements(e)	.60	%(f)	.58%	.61%	.60%	.66%	.73	%**
Net investment income	6.07	%(f)	6.06%	6.54%	6.46%	7.34	%(b)	8.12	%(b)**
Portfolio turnover rate	35%	38%	38%	42%	29%	26%

See footnote summary on page 126.

AB HIGH INCOME FUND •	121

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 9.40	$ 9.53	$ 9.38	$ 8.73	$ 9.19	$ 8.24

Income From Investment Operations
Net investment income(a)	.24	.52	.56	.53	.62	.67
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.17)	(.03)	.21	.71	(.44)	.96
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)

Net increase in net asset value from operations	.07	.49	.77	1.24	.18	1.63

Less: Dividends and Distributions
Dividends from net investment income	(.37)	(.57)	(.62)	(.59)	(.64)	(.68)
Distributions from net realized gain on investment and foreign currency transactions	(.08)	(.05)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.45)	(.62)	(.62)	(.59)	(.64)	(.68)

Net asset value, end of period	$ 9.02	$ 9.40	$ 9.53	$ 9.38	$ 8.73	$ 9.19

Total Return
Total investment return based on net asset value(d)	0.73%	5.27%	8.42	%†	14.66	%*	2.29	%*	20.62	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$82,362	$77,706	$65,429	$46,615	$20,935	$13,250
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.26	%(f)	1.23%	1.25%	1.24%	1.15%	1.18	%**
Expenses, before waivers/reimbursements(e)	1.26	%(f)	1.23%	1.25%	1.26%	1.28%	1.37	%**
Net investment income	5.44	%(f)	5.46%	5.92%	5.87%	6.87%	7.70	%**
Portfolio turnover rate	35%	38%	38%	42%	29%	26%

See footnote summary on page 126.

122	• AB HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 9.41	$ 9.54	$ 9.38	$ 8.73	$ 9.19	$ 8.24

Income From Investment Operations
Net investment income(a)	.26	.55	.60	.55	(b)	.64	(b)	.69	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.18)	(.03)	.22	.71	(.44)	.96
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)

Net increase in net asset value from operations	.08	.52	.82	1.26	.20	1.65

Less: Dividends and Distributions
Dividends from net investment income	(.39)	(.60)	(.66)	(.61)	(.66)	(.70)
Distributions from net realized gain on investment and foreign currency transactions	(.08)	(.05)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.47)	(.65)	(.66)	(.61)	(.66)	(.70)

Net asset value, end of period	$ 9.02	$ 9.41	$ 9.54	$ 9.38	$ 8.73	$ 9.19

Total Return
Total investment return based on net asset value(d)	0.88%	5.63%	8.93	%†	15.02	%*	2.55	%*	20.94	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$95,769	$83,634	$52,132	$19,161	$4,159	$1,624
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.95	%(f)	.88%	.89%	.91%	.90%	.95	%**
Expenses, before waivers/reimbursements(e)	.95	%(f)	.88%	.89%	.93%	1.01%	1.08	%**
Net investment income	5.74	%(f)	5.79%	6.28%	6.09%	7.13%	8.04	%**
Portfolio turnover rate	35%	38%	38%	42%	29%	26%

See footnote summary on page 126.

AB HIGH INCOME FUND •	123

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 9.42	$ 9.55	$ 9.39	$ 8.74	$ 9.20	$ 8.25

Income From Investment Operations
Net investment income(a)	.27	.58	.63	.59	.66	.71	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.18)	(.03)	.22	.71	(.43)	.97
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)

Net increase in net asset value from operations	.09	.55	.85	1.30	.23	1.68

Less: Dividends and Distributions
Dividends from net investment income	(.40)	(.63)	(.69)	(.65)	(.69)	(.73)
Distributions from net realized gain on investment and foreign currency transactions	(.08)	(.05)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.48)	(.68)	(.69)	(.65)	(.69)	(.73)

Net asset value, end of period	$ 9.03	$ 9.42	$ 9.55	$ 9.39	$ 8.74	$ 9.20

Total Return
Total investment return based on net asset value(d)	1.08%	5.97%	9.30	%†	15.42	%*	2.81	%*	21.23	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$300,986	$114,598	$104,128	$66,608	$41,617	$17,272
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.53	%(f)	.54%	.53%	.56%	.63%	.67	%**
Expenses, before waivers/reimbursements(e)	.53	%(f)	.54%	.53%	.56%	.63%	.72	%**
Net investment income	6.13	%(f)	6.08%	6.61%	6.55%	7.36%	8.03	%(b)**
Portfolio turnover rate	35%	38%	38%	42%	29%	26%

See footnote summary on page 126.

124	• AB HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended April 30, 2015 (unaudited)		Year Ended October 31, 2014	October 15, 2013(g) to October 31, 2013

Net asset value, beginning of period	$ 9.42		$ 9.55	$ 9.43

Income From Investment Operations
Net investment income (loss)(a)	.28		.58	(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.19)		(.03)	.17

Net increase in net asset value from operations	.09		.55	.15

Less: Dividends and Distributions
Dividends from net investment income	(.40)		(.63)	(.03)
Distributions from net realized gain on investment and foreign currency transactions	(.08)		(.05)	– 0	–

Total dividends and distributions	(.48)		(.68)	(.03)

Net asset value, end of period	$ 9.03		$ 9.42	$ 9.55

Total Return
Total investment return based on net asset value(d)	1.09%		6.00%	1.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$57,970		$47,059	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.52	%(f)	.52%	.56	%(f)
Expenses, before waivers/reimbursements(e)	.52	%(f)	.52%	.56	%(f)
Net investment income (loss)	6.17	%(f)	6.13%	(3.74	)%(f)
Portfolio turnover rate	35%		38%	38%

See footnote summary on page 126.

AB HIGH INCOME FUND •	125

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense and term asset-backed securities loan facility administration fees, where applicable:

	Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31,
		2014	2013	2012	2011	2010

Class A
Net of waivers/reimbursements	.89%	.88%	.90%	.90%	.95%	.95	%**
Before waivers/reimbursements	.89%	.88%	.90%	.90%	.96%	1.00	%**
Class B
Net of waivers/reimbursements	1.61%	1.60%	1.61%	1.64%	1.65%	1.65	%**
Before waivers/reimbursements	1.61%	1.60%	1.61%	1.64%	1.69%	1.73	%**
Class C
Net of waivers/reimbursements.	1.58%	1.58%	1.60%	1.60%	1.65%	1.65	%**
Before waivers/reimbursements	1.58%	1.58%	1.60%	1.60%	1.66%	1.69	%**
Advisor Class
Net of waivers/reimbursements	.58%	.58%	.60%	.60%	.65%	.65	%**
Before waivers/reimbursements	.58%	.58%	.60%	.60%	.66%	.70	%**
Class R
Net of waivers/reimbursements	1.25%	1.23%	1.25%	1.24%	1.15%	1.15	%**
Before waivers/reimbursements	1.25%	1.23%	1.25%	1.26%	1.28%	1.34	%**
Class K
Net of waivers/reimbursements	.94%	.88%	.89%	.91%	.90%	.90	%**
Before waivers/reimbursements	.94%	.88%	.89%	.93%	1.01%	1.03	%**
Class I
Net of waivers/reimbursements	.52%	.54%	.53%	.56%	.63%	.65	%**
Before waivers/reimbursements	.52%	.54%	.53%	.56%	.63%	.71	%**

	Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31, 2014	October 15, 2013(g) to October 31, 2013

Class Z
Net of waivers/reimbursements	.50%	.51%	.56	%(f)
Before waivers/reimbursements	.50%	.51%	.56	%(f)

(f)	Annualized.

(g)	Commencement of distribution.

*	Includes the impact of proceeds received, and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class, for the years ended October 31, 2012, October 31, 2011 and October 31, 2010 by .06%, .03% and .15%, respectively.

†	Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund’s performance for the year ended October 31, 2013 by 0.01%.

**	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

126	• AB HIGH INCOME FUND

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Gershon M. Distenfeld(2), Vice President

Douglas J. Peebles(2), Vice President

Marco G. Santamaria(2), Vice President

Matthew S. Sheridan(2) , Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Team and Global Credit Investment Team. Messrs. DeNoon, Distenfeld, Peebles, Santamaria and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB HIGH INCOME FUND •	127

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB High Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 3-6, 2014.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

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research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s

AB HIGH INCOME FUND •	129

profitability would be lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2014 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broad array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with its composite benchmark (composed of equal weightings of the JP Morgan Emerging Markets Bond Index Global (JPM EMBI Global Index), the JP Morgan Government Bond Index-Emerging Markets and the Barclays U.S. High Yield 2% Issuer Capped Index (BC US HY 2% Issuer Capped Index), for the 1-, 3-, 5- and 10-year periods ended July 31, 2014 and (in the case of comparisons with the JPM EMBI Global Index) the period since inception (February 1994 inception). The directors noted that the Fund was in the 1st or 2nd quintile of the Performance Group and the Performance Universe for each period. The Fund outperformed its composite benchmark in all periods. With respect to the individual indices the Fund lagged the JPM EMBI Global Index in the 1-year period, but outperformed all three indices in all other periods. Based on their review, the directors concluded that the Fund’s relative performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Fund’s current size, its contractual effective advisory fee rate of 45.6 basis points, plus the less than 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median.

The directors also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Fund’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Fund’s net assets would result in a fee rate lower than

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the rate at the same asset level provided in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The directors noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the net assets of the Fund were in excess of the first breakpoint. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2014 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a

AB HIGH INCOME FUND •	131

single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing of any economies of scale.

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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein High Income Fund, Inc. (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment

1	The information in the fee evaluation was completed on October 23, 2014 and discussed with the Board of Directors on November 4-6, 2014.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

AB HIGH INCOME FUND •	133

adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4 Also shown are the Fund’s net assets on September 30, 2014.

Category	Advisory Fee Based on the Fund’s Average Daily Adjusted Total Assets[5]	September 30, 2014 Net Assets ($MM)
High Income	0.50% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$6,519.3

The Fund’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the fiscal year ended October 31, 2013, the Adviser received $57,969 (0.001% of the Fund’s average daily net assets) for providing such services.

Set forth below are the total expense ratios of the Fund for the most recent semi-annual period:6

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	Average daily value of total assets minus the sum of accrued liabilities other than the principal amount of money borrowed.

6	Semi-annual total expense ratios are unaudited.

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Fund	Total Expense Ratio[7]		Fiscal Year
High Income Fund, Inc.[8]	Advisor	0.58%	Oct. 31
	Class A	0.88%	(ratios as of Apr. 30, 2014)
	Class B	1.60%
	Class C	1.58%
	Class R	1.23%
	Class K	0.89%
	Class I	0.53%
	Class Z	0.52%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment

7	Annualized.

8	The Fund’s expense ratios exclude interest expense of less than 0.01% for the Advisor Class, Class B, Class C, Class R, Class K, Class I and Class Z shares and 0.01% for Class A shares.

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advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.9 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2014 net assets.10

Fund	Net Assets 9/30/14 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)
High Income Fund, Inc.	$6,519.3	Global High Income 0.55% on 1st $50 million 0.35% on the balance Minimum account size: $100m	0.352%	0.458%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for Global High Yield, a Luxembourg fund, which has a somewhat similar investment style as the Fund:

Fund	Luxembourg Fund	Fee[11]
High Income Fund, Inc.	Global High Yield Class A	1.55% on 1st $5 billion
1.50% on the balance

	Class I (Institutional)	1.00% on 1st $5 billion 0.95% on the balance

9	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

10	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship

11	Class A shares of the Luxembourg fund are charged an “all-in” fee, which covers investment advisory and distribution related services.

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The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services.

The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Fund	ITM Mutual Fund	Fee[12]
High Income Fund, Inc.	AB Global High Income Open A/B (Hedged/Unhedged)	0.70% on the 1st ¥30 billion 0.60% on next ¥20 billion 0.50% on next ¥450 billion 0.45% on the balance

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.13 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)14 and the Fund’s contractual management fee ranking.15

12	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on September 30, 2014 by Reuters was ¥109.64 per $1. At that currency exchange rate, ¥30 billion would be equivalent to approximately $273.6 million; ¥20 billion would be equivalent to approximately $182.4 million; and ¥450 billion would be equivalent to approximately $4.1 billion.

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

14	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

15	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.

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Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank
High Income Fund, Inc.	0.456	0.534	4/18

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund.17

Fund	Total Expense Ratio (%)[18]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
High Income Fund, Inc.	0.899	0.958	4/18	1.050	10/96

Based on this analysis, the Fund has equally favorable ranking on a contractual management fee basis and on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

16	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

17	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

18	Most recently completed fiscal year Class A share total expense ratio.

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IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”). During the Fund’s most recently completed fiscal year, ABI received from the Fund $420,414 $21,861,745 and $436,776 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.19

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account

19	As a result of discussions between the Board and the Adviser, ABI is planning to phase in reductions to the Fund’s Class A distribution service fee payment rate from 0.30% to 0.25% effective February 1, 2016.

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for each account maintained by an intermediary on an omnibus basis. ABIS received $1,541,078 in fees from the Fund during the Fund’s most recently completed fiscal year:

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli20 study on advisory fees and various fund characteristics.21 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the

20	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

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regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $473 billion as of September 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings23 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)24 for the periods ended July 31, 2014.25

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
High Income Fund, Inc.[26]
1 year	8.40	7.74	7.33	6/18	20/111
3 year	8.71	7.96	7.58	4/18	12/88
5 year	13.18	11.26	11.01	2/18	6/79
10 year	10.77	8.06	7.48	1/16	1/61

23	The performance returns and rankings of the Fund are for the Fund’s Class A shares. The performance returns of the Fund were provided by Lipper.

24	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

25	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

26	During the third quarter of 2008, the Fund’s Lipper classification changed from Emerging Market Debt Fund to High Yield Fund.

AB HIGH INCOME FUND •	141

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)27 versus its benchmarks.28 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.29

	Periods Ending July 31, 2014 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
High Income Fund, Inc.[30]	8.40	8.71	13.18	10.77	11.35	7.33	1.71	5
33% JP Morgan EMBI Index / 33% JP Morgan GBI EM / 33% Barclays Capital High Yield 2% Constrained Index	8.02	5.74	9.50	8.87	N/A	8.00	1.17	5
JP Morgan EMBI Global Index	10.13	6.98	9.79	9.19	10.38	N/A	N/A	N/A
JP Morgan GBI EM	5.54	1.40	6.15	8.25	N/A	N/A	N/A	N/A
Barclays Capital High Yield 2% Constrained Index	8.18	8.56	12.30	8.75	N/A	N/A	N/A	N/A
Inception Date: February 25, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 18, 2014

27	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

28	The Adviser provided Fund and benchmark performance return information for periods through July 31, 2014.

29	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

30	On or around January 25, 2008, the Fund merged with AllianceBernstein Corporate Debt Portfolio and AllianceBernstein High Yield Fund, Inc. Also at this time, the Fund changed its name from Emerging Markets Debt Fund, Inc. and its investment strategy. The Fund’s benchmark changed from JP Morgan EMBI Global Index to 33% JP Morgan EMBI Index / 33% JP Morgan GBI EM / 33% Barclays Capital High Yield 2% Constrained Index.

142	• AB HIGH INCOME FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB HIGH INCOME FUND •	143

AB Family of Funds

NOTES

144	• AB HIGH INCOME FUND

AB HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

HI-0152-0415

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB High Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 22, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	June 22, 2015